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                              MICHAELS STORES, INC.

                              EMPLOYEES 401(K) PLAN

              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1994)

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                                TABLE OF CONTENTS
                                                                            PAGE

                                 P R E A M B L E

                                    ARTICLE 1

                                   DEFINITIONS

1.01   Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.02   Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.03   Actual Deferral Percentage. . . . . . . . . . . . . . . . . . . . . .   1
1.04   Adjustment Factor . . . . . . . . . . . . . . . . . . . . . . . . . .   1
1.05   Administration Committee or Committee . . . . . . . . . . . . . . . .   1
1.06   Average Actual Deferral Percentage. . . . . . . . . . . . . . . . . .   2
1.07   Average Contribution Percentage . . . . . . . . . . . . . . . . . . .   2
1.08   Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.09   Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.10   Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.11   Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.12   Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
1.13   Contribution Percentage . . . . . . . . . . . . . . . . . . . . . . .   4
1.14   Effective Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
1.15   Eligibility Qualification Period. . . . . . . . . . . . . . . . . . .   4
1.16   Employee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
1.17   Employee Contributions. . . . . . . . . . . . . . . . . . . . . . . .   5
1.18   Employee Contribution Account . . . . . . . . . . . . . . . . . . . .   5
1.19   Employer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
1.20   Employer Matching Contributions . . . . . . . . . . . . . . . . . . .   6
1.21   Employer Matching Contribution Account. . . . . . . . . . . . . . . .   6
1.22   Employment Commencement Date. . . . . . . . . . . . . . . . . . . . .   6
1.23   Entry Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
1.24   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
1.25   Excess Aggregate Contributions. . . . . . . . . . . . . . . . . . . .   6
1.26   Excess Contributions. . . . . . . . . . . . . . . . . . . . . . . . .   7
1.27   Excess Deferrals. . . . . . . . . . . . . . . . . . . . . . . . . . .   7
1.28   Family Member . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
1.29   Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
1.30   Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . .   7
1.31   Hour of Service . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
1.32   Investment Committee. . . . . . . . . . . . . . . . . . . . . . . . .   9
1.33   Leave of Absence. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
1.34   Limitation Year . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
1.35   Normal Retirement Date. . . . . . . . . . . . . . . . . . . . . . . .  10
1.36   Nonhighly Compensated Employee. . . . . . . . . . . . . . . . . . . .  10
1.37   One-Year Break in Service . . . . . . . . . . . . . . . . . . . . . .  10

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1.38   Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
1.39   Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
1.40   Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
1.41   Prior Plan Account. . . . . . . . . . . . . . . . . . . . . . . . . .  11
1.42   Rollover Contributions. . . . . . . . . . . . . . . . . . . . . . . .  11
1.43   Rollover Contribution Account . . . . . . . . . . . . . . . . . . . .  11
1.44   Salary Reduction Election . . . . . . . . . . . . . . . . . . . . . .  11
1.45   Salary Reduction Contribution Account . . . . . . . . . . . . . . . .  11
1.46   Salary Reduction Contribution . . . . . . . . . . . . . . . . . . . .  11
1.47   Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
1.48   Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
1.49   Valuation Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
1.50   Vesting Computation Period. . . . . . . . . . . . . . . . . . . . . .  12
1.51   Year of Eligibility Service . . . . . . . . . . . . . . . . . . . . .  12
1.52   Year of Service . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
1.53   Year of Vesting Service . . . . . . . . . . . . . . . . . . . . . . .  12

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

2.01   Plan Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
2.02   Participation Requirement(s). . . . . . . . . . . . . . . . . . . . .  12
2.03   Termination of Service. . . . . . . . . . . . . . . . . . . . . . . .  12
2.04   Rehired Employee. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
2.05   Loss of Participant Status. . . . . . . . . . . . . . . . . . . . . .  13
2.06   Suspension of Participation . . . . . . . . . . . . . . . . . . . . .  13
2.07   Vesting Service . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
2.08   Notice of Participation . . . . . . . . . . . . . . . . . . . . . . .  13

                                    ARTICLE 3

                         SALARY REDUCTION CONTRIBUTIONS

3.01   Salary Reduction Contributions. . . . . . . . . . . . . . . . . . . .  13
3.02   Salary Reduction Contribution Election. . . . . . . . . . . . . . . .  15
3.03   Suspension of, or Change in, Salary Reduction Contribution Election .  15
3.04   Deferral Percentage Limitation. . . . . . . . . . . . . . . . . . . .  16
3.05   Special Rules on Deferral Percentage Limitations. . . . . . . . . . .  16
3.06   Adjustment of Deferrals . . . . . . . . . . . . . . . . . . . . . . .  17
3.07   Aggregate Limit . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
3.08   Return of Contributions Above the Aggregate Limit . . . . . . . . . .  19


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                                    ARTICLE 4

                       EMPLOYER AND EMPLOYEE CONTRIBUTIONS

4.01   Employer Matching Contributions . . . . . . . . . . . . . . . . . . .  20
4.02   Timing of Employer Matching Contributions . . . . . . . . . . . . . .  20
4.03   Employee Contributions. . . . . . . . . . . . . . . . . . . . . . . .  20
4.04   Percentage Limitation on Employer Matching Contributions. . . . . . .  21
4.05   Special Rules for Contribution Percentage Limit Testing . . . . . . .  21
4.06   Adjustments To Contributions. . . . . . . . . . . . . . . . . . . . .  22
4.07   Overall Limitation on Annual Additions. . . . . . . . . . . . . . . .  23
4.08   Special Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
4.09   Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
4.10   Reversion of Employer Matching Contributions. . . . . . . . . . . . .  26

                                    ARTICLE 5

                             PARTICIPANTS' ACCOUNTS

5.01   Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . .  26
5.02   Valuation of Fund . . . . . . . . . . . . . . . . . . . . . . . . . .  26
5.03   Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

                                    ARTICLE 6

                               INVESTMENT OF FUNDS

6.01   Trust Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
6.02   Authorized Investments and Investment Control . . . . . . . . . . . .  27
6.03   Assumption of Risk by Participants. . . . . . . . . . . . . . . . . .  28
6.04   General Provisions Regarding Investment Direction . . . . . . . . . .  28
6.05   Independent Qualified Public Accountant . . . . . . . . . . . . . . .  30

                                    ARTICLE 7

                   DEATH BENEFITS AND BENEFICIARY DESIGNATIONS

7.01   Distribution Upon Death . . . . . . . . . . . . . . . . . . . . . . .  30
7.02   Designation of Beneficiary. . . . . . . . . . . . . . . . . . . . . .  30


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                                    ARTICLE 8

                      VESTING AND TERMINATION OF EMPLOYMENT

8.01   Vesting in Salary Reduction, Employee, and Rollover Contributions . .  32
8.02   Vesting in Employer Matching Contributions. . . . . . . . . . . . . .  32
8.03   Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
8.04   Distribution of Vested Benefits . . . . . . . . . . . . . . . . . . .  33
8.05   Forfeiture for Cause. . . . . . . . . . . . . . . . . . . . . . . . .  33

                                    ARTICLE 9

                            DISTRIBUTION OF BENEFITS

9.01   Normal Form of Benefit. . . . . . . . . . . . . . . . . . . . . . . .  33
9.02   Time of Distribution. . . . . . . . . . . . . . . . . . . . . . . . .  33
9.03   Investment of Account Balance of Terminated Participant . . . . . . .  34
9.04   Latest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . .  35
9.05   Mandated Commencement of Benefits . . . . . . . . . . . . . . . . . .  35
9.06   Direct Rollovers. . . . . . . . . . . . . . . . . . . . . . . . . . .  35
9.07   Waiver of 30-Day Notice . . . . . . . . . . . . . . . . . . . . . . .  36

                                   ARTICLE 10

                           WITHDRAWALS WHILE EMPLOYED

10.01  Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
10.02  Hardship Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . .  37

                                   ARTICLE 11

                                      LOANS

11.01  Overall Limitations . . . . . . . . . . . . . . . . . . . . . . . . .  38
11.02  Terms of Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
11.03  Source of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
11.04  Withholding and Application of Loan Payments. . . . . . . . . . . . .  40
11.05  Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
11.06  Administrative Rules and Procedures . . . . . . . . . . . . . . . . .  40


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                                   ARTICLE 12

                               FIDUCIARIES' DUTIES

12.01  Fiduciaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
12.02  Allocation of Responsibilities. . . . . . . . . . . . . . . . . . . .  41
12.03  Procedures for Delegation and Allocation of Responsibilities. . . . .  41
12.04  General Fiduciary Standards . . . . . . . . . . . . . . . . . . . . .  42
12.05  Liability Among Co-Fiduciaries. . . . . . . . . . . . . . . . . . . .  42

                                   ARTICLE 13

                       EMPLOYER ADMINISTRATION PROVISIONS

13.01  Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
13.02  No Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
13.03  Employer Action . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
13.04  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
13.05  Amendment to Vesting Schedule . . . . . . . . . . . . . . . . . . . .  45

                                   ARTICLE 14

              COMMITTEES - ADMINISTRATION AND INVESTMENT PROVISIONS

14.01  Appointment of Committees . . . . . . . . . . . . . . . . . . . . . .  45
14.02  Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
14.03  Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
14.04  Power of Administration Committee . . . . . . . . . . . . . . . . . .  46
14.05  Power of Investment Committee . . . . . . . . . . . . . . . . . . . .  47
14.06  Manner of Action. . . . . . . . . . . . . . . . . . . . . . . . . . .  48
14.07  Authorized Representative . . . . . . . . . . . . . . . . . . . . . .  48
14.08  Nondiscrimination . . . . . . . . . . . . . . . . . . . . . . . . . .  48
14.09  Interested Member . . . . . . . . . . . . . . . . . . . . . . . . . .  48
14.10  Funding Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
14.11  Individual Statement. . . . . . . . . . . . . . . . . . . . . . . . .  48
14.12  Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                                   ARTICLE 15

                                    THE TRUST

15.01  Purpose of the Trust Fund.. . . . . . . . . . . . . . . . . . . . . .  49
15.02  Appointment of Trustee. . . . . . . . . . . . . . . . . . . . . . . .  49
15.03  Exclusive Benefit of Participants . . . . . . . . . . . . . . . . . .  49


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15.04  Benefits Supported Only By the Trust Fund . . . . . . . . . . . . . .  49

                                   ARTICLE 16

                      PARTICIPANT ADMINISTRATIVE PROVISIONS

16.01  Beneficiary Designation . . . . . . . . . . . . . . . . . . . . . . .  49
16.02  No Beneficiary Designation. . . . . . . . . . . . . . . . . . . . . .  50
16.03  Personal Data to Administration Committee . . . . . . . . . . . . . .  50
16.04  Address for Notification. . . . . . . . . . . . . . . . . . . . . . .  50
16.05  Alienation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
16.06  Litigation Against the Trust. . . . . . . . . . . . . . . . . . . . .  50
16.07  Information Available . . . . . . . . . . . . . . . . . . . . . . . .  51
16.08  Beneficiary's Right to Information. . . . . . . . . . . . . . . . . .  51
16.09  Claims Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . .  51
16.10  Appeal Procedure for Denial of Benefits . . . . . . . . . . . . . . .  51
16.11  Place of Payment and Proof of Continued Eligibility . . . . . . . . .  52
16.12  No Rights Implied . . . . . . . . . . . . . . . . . . . . . . . . . .  53


                                   ARTICLE 17

                            AMENDMENT OR TERMINATION

17.01  Right to Amend. . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
17.02  Right to Terminate Plan . . . . . . . . . . . . . . . . . . . . . . .  53
17.03  Obligations Upon Merger, Consolidation or Transfer. . . . . . . . . .  54
17.04  Obligations Upon Termination, Partial Termination or Discontinuance .  54
17.05  Continued Funding After Plan Termination. . . . . . . . . . . . . . .  54
17.06  Distribution Upon Disposition of Assets or Subsidiary . . . . . . . .  54

                                   ARTICLE 18

                               GENERAL PROVISIONS

18.01  No Contract of Employment . . . . . . . . . . . . . . . . . . . . . .  55
18.02  No Alienation of Benefits . . . . . . . . . . . . . . . . . . . . . .  55
18.03  Incapacity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
18.04  Sole Source of Benefits . . . . . . . . . . . . . . . . . . . . . . .  56
18.05  Address of Payee Unknown. . . . . . . . . . . . . . . . . . . . . . .  56
18.06  Service in More Than One Plan Capacity. . . . . . . . . . . . . . . .  56
18.07  Intent to Qualify . . . . . . . . . . . . . . . . . . . . . . . . . .  56


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                                   ARTICLE 19

                      ROLLOVER CONTRIBUTIONS AND TRANSFERS

19.01  Rollover of Funds From Other Plans. . . . . . . . . . . . . . . . . .  56
19.02  Rollover of Funds From Conduit Individual Retirement Account (IRA). .  57
19.03  Transfers Directly from Other Plans . . . . . . . . . . . . . . . . .  58
19.04  Mistaken Rollover . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                   ARTICLE 20

                              TOP-HEAVY PROVISIONS

20.01  Top-Heavy Plan Defined. . . . . . . . . . . . . . . . . . . . . . . .  58
20.02  Other Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .  59
20.03  Top-Heavy Contributions . . . . . . . . . . . . . . . . . . . . . . .  60
20.04  Adjustment to Limitation on Annual Additions. . . . . . . . . . . . .  61

                                   ARTICLE 21

                   QUALIFIED DOMESTIC RELATIONS ORDERS (QDROs)

21.01  Terms of QDRO . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
21.02  QDRO Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .  62
21.03  Payments Prior to Separation from Employment. . . . . . . . . . . . .  63
21.04  Treatment of Former Spouse. . . . . . . . . . . . . . . . . . . . . .  63
21.05  Notification of Receipt of Order. . . . . . . . . . . . . . . . . . .  63
21.06  Separate Accounting . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                   ARTICLE 22

                             EMPLOYER PARTICIPATION

22.01  Adoption by Employers . . . . . . . . . . . . . . . . . . . . . . . .  64
22.02  Withdrawal by Employer. . . . . . . . . . . . . . . . . . . . . . . .  65
22.03  Adoption Contingent Upon Initial and Continued Qualification. . . . .  65
22.04  No Joint Venture Implied. . . . . . . . . . . . . . . . . . . . . . .  65

                                   ARTICLE 23

                                  MISCELLANEOUS

23.01  Execution of Receipts and Releases. . . . . . . . . . . . . . . . . .  66
23.02  No Guarantee of Interest. . . . . . . . . . . . . . . . . . . . . . .  66


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23.03  Payment of Expenses . . . . . . . . . . . . . . . . . . . . . . . . .  66
23.04  Employer Records. . . . . . . . . . . . . . . . . . . . . . . . . . .  66
23.05  Interpretations and Adjustments . . . . . . . . . . . . . . . . . . .  66
23.06  Uniform Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
23.07  Evidence. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
23.08  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
23.09  Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
23.10  Waiver of Notice. . . . . . . . . . . . . . . . . . . . . . . . . . .  67
23.11  Successors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
23.12  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
23.13  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                   APPENDIX I


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                                 P R E A M B L E


     The Michaels Stores, Inc. Inc. Employees 401(k) Plan (As Amended and Restated Effective February 1, 1994) (the "Plan") is designed to provide eligible employees and their beneficiaries with the opportunity to accumulate capital for their future economic security, to encourage eligible employees to remain in the service of the employer, and to provide additional incentive for employee performance on behalf of the employer. The Plan was originally adopted effective as of February 1, 1987 and was most recently amended and restated effective May 1, 1992. This instrument contains all amendments to the Plan through the date of execution hereof.

     The Plan is intended to be a profit sharing plan qualifying under Section 401(a) of the Code with a cash or deferred arrangement qualifying under Section 401(k) of the Code. The Plan is intended to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations issued thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder; and other appropriate Federal laws and regulations.


                                    ARTICLE 1

                                   DEFINITIONS

     The following words and phrases as used herein shall have the following meanings and the masculine, feminine and neuter gender shall be deemed to include the others, unless a different meaning is plainly required by the context:

1.01 ACCOUNT shall mean, to the extent applicable to a Participant, the total of the separate accounts that are maintained for a Participant under the Plan.

1.02 ACCOUNT BALANCE shall mean the sum of the amounts credited to the Participant's Accounts as of any date.

1.03 ACTUAL DEFERRAL PERCENTAGE shall mean the ratio (expressed as a percentage) of the Salary Reduction Contributions made on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan Year.

1.04 ADJUSTMENT FACTOR shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.

1.05 ADMINISTRATION COMMITTEE OR COMMITTEE shall mean the person(s), described in Article 14, who are responsible for the administration of the Plan.

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1.06   AVERAGE ACTUAL DEFERRAL PERCENTAGE shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group.

1.07 AVERAGE CONTRIBUTION PERCENTAGE shall mean the average (expressed as a percentage) of the Contribution Percentages of the Participants in a group.

1.08 BENEFICIARY shall mean the person, persons or entity designated in writing by a Participant, or otherwise determined in accordance with Section
7.02 of the Plan, entitled to receive any death benefit which may be, or may become, payable under the Plan.

1.09 BOARD shall mean the Board of Directors of Michaels Stores, Inc., as constituted from time to time.

1.10 CODE shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.11 COMPANY shall mean Michaels Stores, Inc., and its divisions, affiliates and subsidiaries as from time to time constituted, which are making contributions to the Fund, including all entities that are part of an affiliated group or are related as described in Sections 414(b), (c), and (m) of the Code.

1.12 COMPENSATION shall have the following meanings for specific purposes under the Plan:

            a. For purposes of the limitations imposed by Section 415 of the Code and the Top-Heavy plan minimum contribution requirements of Section 416 of the Code, "Compensation" shall mean the total compensation received from the Employer for personal services rendered by an eligible Employee to the Employer during the Plan Year as reported on the Participant's Federal Income Tax Withholding Statement (Form W-2; Box 10) including base salary, bonuses, commissions, incentive pay, and overtime. For purposes of this subsection, Compensation shall also include severance allowances, prizes or awards, amounts representing reimbursement for travel or other expense or mileage allowances, moving expense reimbursement, gift certificates, the imputed fair market value of a company provided automobile or excess group-term life insurance coverage. Compensation shall not include, however, any amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. The term "Compensation" shall be interpreted and construed in accordance with Treasury Regulation Section 1.415-2(d)(2), exclusive of amounts listed in Regulation Section 1.415-2(d)(3).

            b. For purposes of determining the amount of Salary Reduction Contributions made on behalf of a Participant pursuant to Section 3.01 and the amount of Employer Matching Contributions on behalf of a Participant pursuant to Section 4.01, "Compensation" shall mean "Compensation" as defined in a. above; including, however, any amounts attributable to an election by an Employee to reduce his Compensation pursuant to this Plan or any other plan under Section 125 or 401(k) of the Code sponsored by the Company shall be disregarded. For purposes of this subsection, Compensation shall not include severance allowances, prizes or awards, amounts representing reimbursement for travel or other expense or mileage allowances, moving expense reimbursement, gift certificates, the imputed fair market value of a company provided automobile or excess group-term life insurance coverage. In addition, Compensation shall not include any amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Any compensation paid or payable by reason of services performed before the date an Employee is eligible to participate in the Plan shall also be disregarded. This definition of "Compensation" shall be interpreted and construed in a manner consistent with the safe harbor definition contained in Section 1.414(s)-1(c)(3) of the Treasury Regulations.

            c. For purposes of defining "Key Employee" under Section 416 of the Code, "Compensation" shall mean Compensation as defined in paragraph
       a. above. determined without regard to elections under Internal Revenue Code sections 125 (cafeteria plans) and 402(a)(8) (cash or deferred arrangements).

            d. The annual Compensation taken into account under the Plan for any year shall not exceed $150,000 as adjusted by the Adjustment Factor for Plan Years beginning on or after February 1, 1994. For Plan Years beginning on or after February 1, 1989 and ending on or before January 31, 1994, the annual Compensation taken into account under the Plan shall not exceed $200,000 as adjusted by the Adjustment Factor. The Compensation of a Participant who is a 5% owner (as defined in Code
       Section 416(i)(1)) or one of the 10 Employees who are highly compensated employees (as defined in Code Section 414(q)) paid the greatest amount of compensation during the Plan Year shall be aggregated with the Compensation of such Participant's Spouse or lineal descendants under the age of 19 (as of the close of the Plan Year) to the extent required by Code Section 401(a)(17). In addition, and only to the extent required by Code Section 414(q)(6), if an individual is a member of the family (as defined in Code Section 414(q)(6)) of a Participant who is a 5% owner (as defined in Code Section 416(i)(1)) or one of the 10 highly compensated employees paid the greatest amount of compensation, then:

                 1. such family member shall not be considered a separate Employee, and

                 2. any compensation paid to such family member and any benefit on behalf of such family member shall be treated as if paid to or on behalf of the 5% owner or highly compensated employee.

       If, as a result of the application of these rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be applied in a pro rata manner among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This paragraph shall be construed in a manner consistent with Code Section 401(a)(17) and Code Section 414(q)(6). This paragraph shall not apply for the purposes of determining the limitations imposed by Code Section 415 and for purposes of defining "Key Employee" under Code Section 416.

1.13 CONTRIBUTION PERCENTAGE shall mean the ratio (expressed as a percentage) of the Employer Matching Contributions made under the Plan on behalf of the Participant and the Employee Contributions made by the Participant for the Plan Year to the Participant's Compensation for the Plan Year.

1.14 EFFECTIVE DATE shall mean February 1, 1994, the effective date of this amendment and restatement of this Plan, except as otherwise provided herein and except as follows:

       a. The following provisions shall be effective for Plan Years beginning on or after December 31, 1986: Article 3, Article 4, Article 11, and
       Section 1.16.

       b. The following Section shall be effective for Plan Years beginning after December 31, 1987: 3.07.

       c. The following Sections shall be effective for Plan Years beginning after December 31, 1988: 1.12 and 8.02.

       d.   The following Article shall be effective after April 30, 1992:
       Article 6.

       e. The following Section shall be effective for Plan Years beginning after December 31, 1992: 9.06.

1.15 ELIGIBILITY QUALIFICATION PERIOD shall mean the 12 consecutive month period beginning on the date the Employee is first credited with an Hour of Service and each anniversary thereof.

1.16 EMPLOYEE shall mean any person who is receiving remuneration for personal services rendered in the employment of the Employer including any officer or director of the Company so employed; including any leased employee deemed to be an employee of the Employer as provided in Section 414(n) or (o) of the Code; and including any person who would be receiving such remuneration except for an authorized Leave of Absence, except that the term "Employee" shall not include the following:

            a. Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the Treasury Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer;

            b. Employees who are nonresident aliens (within the meaning of Section 7701(b)(1)(B) of the Code) and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code); and

            c. any person receiving payments as a consultant, independent contractor, or other arrangement excluded from the common law definition of the term "employee".

The term Employee shall not include any person not classified by the Company as an Employee, notwithstanding a final determination by any governmental agency that such person, in fact, is (or was) an Employee; provided that this exclusion shall not apply prospectively from the date of such determination with respect to any person who remains in the employment of the Company after the date of such determination.

            SPECIAL PROVISIONS FOR LEASED EMPLOYEES. The term "leased employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (a "leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

       A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

1.17 EMPLOYEE CONTRIBUTIONS shall mean the amounts contributed by a Participant pursuant to Section 4.03.

1.18 EMPLOYEE CONTRIBUTION ACCOUNT shall mean the account into which Employee Contributions made on behalf of a Participant and earnings on those contributions shall be credited.

1.19 EMPLOYER shall mean the Company and any subsidiary or affiliated company which shall ratify and adopt this Plan in a manner satisfactory to the Board.

In determining Hours of Service for the purposes of determining an Employee's eligibility to participate in the Plan and the vesting of benefits, in determining the special rules on deferral percentage limitations under Section
3.05 and the special rules for contribution percentage limit testing under
Article 20, in determining whether the Plan is top-heavy under Section 416 of Code, and in determining the limitations on annual additions under Section 415 of the Code, the term "Employer" shall include any other corporation or other business entity which must be aggregated with the Employer under Section 414(b),
(c), (m) or (o) of the Code, but only for such periods of time when the Employer and such other corporation or other business entity must be aggregated as aforesaid. For purposes of the determination of the limitations on annual additions, such definition of "Employer" shall be modified by Section 415(h) of the Code.

1.20 EMPLOYER MATCHING CONTRIBUTIONS shall mean the amounts contributed on behalf of a Participant pursuant to Article 4.

1.21 EMPLOYER MATCHING CONTRIBUTION ACCOUNT shall mean the account into which Employer Matching Contributions made on behalf of a Participant and earnings on those contributions shall be credited.

1.22 EMPLOYMENT COMMENCEMENT DATE shall mean the date on which an Employee is first credited with an Hour of Service for the performance of duties for an Employer. For eligibility and vesting purposes, the Employment Commencement Date of an Employee who was employed immediately prior to commencing the performance of services with the Employer by one of the entities listed in Appendix I (as from time to time amended or supplemented by the Administrator) on or before the Divestiture Date for such entity, shall be the first day of such Employee's performance of service for such entity; except that, if such Employee's service for such entity was interrupted by a break in service of one year or more, the Employment Commencement Date for such Employee shall be the first day of the Employee's performance of service for such entity following the break in service. The term "Divestiture Date" shall mean, for an entity listed on Appendix I, the date shown on Appendix I after which hours of service performed for the entity do not count for eligibility and/or vesting purposes under the Plan.

1.23   ENTRY DATE shall mean February 1 and August 1 of each Plan Year.

1.24 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.25 EXCESS AGGREGATE CONTRIBUTIONS shall mean Employer Matching Contributions in excess of the Contribution Percentage limit, as described in Section 401(m)(6)(B) of the Code.

1.26 EXCESS CONTRIBUTIONS shall mean Salary Reduction Contributions in excess of the Actual Deferral Percentage limit, as described in Section 401(k)(8)(B) of the Code.

1.27 EXCESS DEFERRALS shall mean Salary Reduction Contributions in excess of the limits imposed by Section 402(g) of the Code.

1.28 FAMILY MEMBER shall mean an Employee, such Employee's spouse, lineal ascendants and descendants and the spouses of such lineal ascendants and descendants, as described in Section 414(q)(6) of the Code.

1.29 FUND shall mean the aggregate of all assets held in various investment funds by the Trustee to provide the benefits under the Plan.

1.30 HIGHLY COMPENSATED EMPLOYEE shall mean any Employee who performs service for an Employer during the determination year and who, during the look-back year:

            a. received Compensation from an Employer in excess of $75,000, multiplied by the Adjustment Factor;

            b. received Compensation from an Employer in excess of $50,000, multiplied by the Adjustment Factor, and was a member of the top-paid group for such year; or

            c. was an officer of an Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code.

The term Highly Compensated Employee also includes:

            d. Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from an Employer during the determination year; and

            e. Employees who are 5% owners at any time during the look-back year or determination year.

If no officer has satisfied the compensation requirement of paragraph c. above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. No more than 50 Employees (or if lesser, the greater of 3 Employees or 10% of the Employees) shall be treated as officers.

For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12 month period immediately preceding the determination year.

If an Employee is, during a determination year or look-back year, a Family Member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the 5% owner or top 10 highly compensated Employee shall be aggregated. In such case, the Family Member and 5% owner or top 10 highly compensated Employee shall be treated as a single Employee receiving Compensation and contributions or benefits of the Family Member and 5% owner or top 10 highly compensated Employee.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

1.31   HOUR OF SERVICE shall mean:

            a. each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for an Employer; these hours shall be credited to the computation period in which the duties are performed, and

            b. each hour for which an Employee is directly or indirectly entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence; except that

                 1. not more than 501 Hours of Service shall be credited in each single computation period during which the Employee performs no duties, and

                 2. hours of Service shall not be counted where such payment is made or is due:

                      A. under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment or disability insurance laws, or

                      B. solely to reimburse an Employee for medical or medically related expenses;

       Hours credited under this paragraph b. shall be credited to the computation period(s) in which the period during which no duties were performed occurred, and

            c. each hour for which back pay, irrespective of payment due to mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited to the computation period(s) to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the limits under paragraph b. above are applicable and that an Employee shall not be entitled to additional Hours of Service under this paragraph c. for the same Hours of Service credited under paragraphs a. or b. above.

Hours of Service hereunder shall be calculated and credited in a manner consistent with Department of Labor Regulation Sections 2530.200b-2(b) and (c), which are incorporated by reference hereunder.

In determining Hours of Service for the purpose of determining whether an Employee has incurred a One-Year Break In Service, if such Employee is absent from employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or the need to care for such Employee's child during the period immediately following such child's birth or placement, then the following hours shall be considered as Hours of Service for purposes of this Section.

            a. the Hours of Service which otherwise would normally have been credited to such Employee but for such absence, or

            b. in any case in which the Administration Committee is unable to determine the number of hours described in the foregoing clause a., 8 Hours of Service per day of absence,

provided that no more than 501 Hours of Service need be credited under this paragraph to an Employee because of such pregnancy or placement.

The Hours of Service described in the foregoing paragraph shall be treated as Hours of Service only in the Eligibility Qualification Period in which the absence from employment begins, if an Employee would be prevented from incurring a One-Year Break in Service in such year solely because the period of absence is considered as Hours of Service under paragraph a. or b. of the foregoing subsection. In any other case, such Hours of Service shall be considered as Hours of Service in the immediately following Eligibility Qualification Period.

Hours of Service shall not be credited to an Employee on account of pregnancy or placement as hereinabove provided, unless such Employee furnishes to the Administration Committee such timely information as the Administration Committee may require to establish that the absence from employment is for the reasons described above and to establish the number of days for which there was such an absence.

1.32 INVESTMENT COMMITTEE shall mean the person(s), described in Article 14, who are responsible for the administration of the investments of the Plan.

1.33 LEAVE OF ABSENCE shall mean an absence authorized by the Employer under its standard personnel practices as applied in a uniform and non-discriminatory manner to all persons similarly situated, provided the Employee resumes service with the Employer within the period specified in the authorization for the Leave of Absence.

For purposes of determining an Employee's termination of employment date, a Leave of Absence shall not exceed a period of 12 consecutive months. Notwithstanding the foregoing, service in the Armed Forces of the United States of America shall constitute an authorized leave of absence and shall be credited as employment for purposes of determining a Participant's Years of Service provided that:

            a. the Employee leaves the employ of the Employer to enter the service of the Armed Forces of the United States of America through the operation of any law; and

            b. the Employee returns to the employ of the Employer within the period provided by law for the protection of his reemployment rights.

1.34   LIMITATION YEAR shall mean the Plan Year.

1.35   NORMAL RETIREMENT DATE shall mean the date that a Participant attains age
65.

1.36 NONHIGHLY COMPENSATED EMPLOYEE shall mean an Employee who is neither a Highly Compensated Employee nor a Family Member.

1.37 ONE-YEAR BREAK IN SERVICE shall mean a 12 consecutive month period beginning with or following an Employee's Employment Commencement Date, in which the Employee is credited with fewer than 501 Hours of Service with an Employer.

1.38 PARTICIPANT shall mean any Employee who has satisfied the requirements for participation under this Plan and has agreed to make (or has made) salary deferral contributions under the terms and conditions of the Plan. For purposes of the Plan other than Articles 3 (Salary Reduction Contributions); 4 (Employer and Employee Contributions); and 11 (Loans), the term "Participant" shall also include:

            a. individuals who have terminated employment with the Employer but who retain an interest in the Plan;

            b. retired Employees who are receiving installment payments from the Plan; and

            c. Employees not otherwise eligible to participate in the Plan who establish Rollover Contribution Accounts as permitted by Article 19 of the Plan.

1.39 PLAN shall mean the Michaels Stores, Inc. Employees 401(k) Plan (As Amended and Restated Effective May 1, 1992), as herein set forth, and as it may hereafter be amended from time to time.

1.40 PLAN YEAR shall mean the twelve consecutive month period beginning on February 1st and ending on the immediately following January 31.

1.41 PRIOR PLAN ACCOUNT shall mean the accounts held in the Plan, other than Participants' Rollover Contribution Accounts, resulting from a merger into this Plan of any tax-qualified plan previously sponsored by the Company or any of its affiliates. The Administration Committee may establish one or more Prior Plan Accounts, and each Prior Plan Account may be subdivided into such sub-accounts as the Administration Committee determines is necessary in connection with the administration of the Plan.

1.42 ROLLOVER CONTRIBUTIONS shall mean the amounts transferred to the Plan by a Participant pursuant to Article 19. Rollover Contributions may include amounts transferred to this Plan by Participants from a Plan previously sponsored by the Company, any of its affiliates, or any of its predecessors; provided, however, that Rollover Contributions shall not include any amounts merged into this Plan by action of the Company.

1.43 ROLLOVER CONTRIBUTION ACCOUNT shall mean the account into which Rollover Contributions made by a Participant and earnings on those contributions shall be credited.


1.44 SALARY REDUCTION ELECTION shall mean the portion of the enrollment application on which a Participant authorizes and elects the percentage of his Compensation to be withheld by the Employer and contributed on behalf of the Participant to his Salary Reduction Contribution Account.

1.45 SALARY REDUCTION CONTRIBUTION ACCOUNT shall mean the account into which Salary Reduction Contributions made on behalf of a Participant pursuant to
Article 3, and earnings on those contributions, shall be credited.

1.46 SALARY REDUCTION CONTRIBUTIONS shall mean the amounts withheld from the Compensation of a Participant and contributed by the Employer on behalf of a Participant pursuant to Section 3.01.

1.47 TRUST shall mean the trust agreement between the Company and the Trustee established for the purpose of funding benefits under the Plan, or any successor trust agreement or agreements.

1.48 TRUSTEE shall mean the trustee or trustees of the Trust, or any successor or successors to said trustee.

1.49 VALUATION DATE shall mean the last day of January, April, July and October of each Plan Year, or such other dates as the Administration Committee may from time to time determine.

1.50 VESTING COMPUTATION PERIOD shall mean the 12 month period beginning with the Employment Commencement Date or the anniversary thereof.

1.51 YEAR OF ELIGIBILITY SERVICE shall mean an Eligibility Qualification Period in which an Employee is credited with at least 1,000 Hours of Service.

1.52 YEAR OF SERVICE shall mean each 12 month period beginning on an Employee's Employment Commencement Date during which an Employee completes 1,000 or more Hours of Service.

1.53 YEAR OF VESTING SERVICE shall mean a Vesting Computation Period in which an Employee is credited with at least 1,000 Hours of Service.

Words importing the singular shall include the plural and the plural the singular whenever the context shall require.


                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION

2.01   PLAN ENTRY DATE.  Each Employee (other than leased employees, defined in
Section 1.16) who has satisfied the requirements specified in Section 2.02 prior to or on the Effective Date shall be eligible to participate in the Plan on the Effective Date. Each other Employee who satisfies the requirements specified in
Section 2.02 after the Effective Date shall be eligible to participate on the Entry Date coincident with or next following the date on which he satisfied such requirements. An eligible Employee must agree to make a Salary Reduction Contribution to become a Participant in the Plan.

2.02 PARTICIPATION REQUIREMENT(S). An Employee must complete a Year of Eligibility Service and attain age twenty-one to be eligible to become a Participant in the Plan.

2.03 TERMINATION OF SERVICE. A Participant's service for purposes of the Plan shall terminate upon his resignation from or discharge by the Employer, retirement, or death.

2.04 REHIRED EMPLOYEE. A Participant who ceases to be an Employee and who is reemployed in a class of Employees otherwise eligible to participate in the Plan shall be eligible to become a Participant in the Plan as of the day he performs his first Hour of Service after his re-employment. Salary Reduction Contributions on behalf of such an individual shall begin as soon as administratively practicable after the Participant files a new Salary Reduction Contribution election with the Administration Committee. Each other Employee who is reemployed shall be eligible to become a Participant on a date determined in accordance with Section
2.01 and Section 2.02.

2.05 LOSS OF PARTICIPANT STATUS. An Employee who becomes a Participant shall continue to be a Participant in the Plan, whether or not he continues to make Salary Reduction Contributions, until there are no longer any benefits remaining payable to him.

2.06 SUSPENSION OF PARTICIPATION. A Participant who, for any reason, becomes ineligible to make contributions under the Plan but remains an Employee shall have his Salary Reduction Contributions and Employer Matching Contributions suspended. During the period of suspension, the suspended Participant's service shall continue to be considered for vesting purposes and investment gains and losses shall continue to accrue with respect to any portion of the Participant's Account which remains in the Plan. The suspension shall be removed and the individual shall again become eligible to elect to have Salary Reduction Contributions made on his behalf and to receive Employer Matching Contributions when he reenters a class of Employees otherwise eligible to participate in the Plan. Such individual must execute a new Salary Reduction Contribution election in order to elect to have his Employer make Salary Reduction Contributions on his behalf.

2.07 VESTING SERVICE. A reemployed Participant shall be credited with his prior Years of Vesting Service after completing a Year of Vesting Service after his reemployment; provided, however, that a Participant's prior Years of Vesting Service shall be disregarded if more than five consecutive One Year Breaks in Service occur between the date the Participant receives a distribution of his Accounts and the date of the Participant's reemployment.

2.08 NOTICE OF PARTICIPATION. Within a reasonable time following the date upon which an Employee becomes eligible to become a Participant, but prior to his Entry Date, the Administration Committee shall give such Employee reasonable notice of his pending commencement of participation in the Plan. Such notice shall include a summary description of the Plan as well as forms on which the Employee may make the election provided in Section 3.01 of this Plan. By his participation, a Participant shall be deemed to have agreed to abide by the provisions of the Plan. A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Section 1.410(b)-3(a) of the Treasury Regulations.


                                    ARTICLE 3

                         SALARY REDUCTION CONTRIBUTIONS

3.01   SALARY REDUCTION CONTRIBUTIONS.

            a.   Subject to the limitations established by this Article and
       Article 4, each Participant shall be eligible to elect to have his Employer contribute a percentage of his

       Compensation (in whole number amounts of not less than 1% nor more than 15%) directly into the Plan instead of paying such amount to the Participant. Once each Plan Year a Participant may elect to defer a portion of his annual bonus, if any, to become payable by the Employer. Unless the Participant elects otherwise by written notice delivered to the Administration Committee on or before thirty days immediately preceding payment of the bonus, the amount of the bonus deferral shall be an amount equal to the bonus multiplied by a fraction equal to the fraction of the Participant's Compensation that is being deferred on a pay period basis. Contributions made in this manner shall be called Salary Reduction Contributions. A Participant's Salary Reduction Contributions shall be credited to his Salary Reduction Contribution Account.

            b. For Federal tax purposes (and wherever permitted, for state tax purposes), Salary Reduction Contributions made pursuant to this section shall be deemed Employer contributions to the Plan and are intended to qualify as elective contributions made pursuant to Section 401(k) of the Code. A Participant's election to enroll in the Plan shall constitute an election to have his Compensation reduced by the amount of all such deferrals.

            c. All Salary Reduction Contributions shall be forwarded by the Employer to the Trustee as soon as administratively practicable after the contributions have been withheld.

            d. Notwithstanding the foregoing, no Participant shall be permitted to make Salary Reduction Contributions under this Plan during any calendar year in excess of $7,000 or such other amount as may be determined by multiplying the cap on elective deferrals set by Section 402(g) of the Code by the Adjustment Factor as provided under rules published by the Secretary of the Treasury. The limitation set by this paragraph d. applies on an individual basis to all elective deferrals (within the meaning of Section 401(k) of the Code) made by each Participant during a calendar year under this or any other similar qualified plan of the Employer.

            e. It shall be the responsibility of each Participant to coordinate his or her salary deferrals as needed to meet this limit in connection with any other plan or plans not sponsored by the Employer. The Company will not take account of deferrals made to any other plan not sponsored by the Employer. Notwithstanding any other provision of the Plan, the Participant may state a claim for the return of Excess Deferrals and such Excess Deferrals and the income allocable thereto shall be distributed if administratively practicable no later than the April 15 following the calendar year for which such allocable Excess Deferrals are made. The Participant's claim shall be in writing; shall be submitted to the Administration Committee no later than March 1; shall specify the Participant's Excess Deferrals for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferrals, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code, exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

       The Excess Deferrals shall be adjusted for income or loss. The income or loss allocable to Excess Deferrals for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Salary Reduction Contributions for the Plan Year by a fraction, the numerator of which is the Excess Deferrals on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Account Balance attributable to Salary Reduction Contributions on the last day of the Plan Year reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

       The income allocable to Excess Deferrals for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with regulations and other official pronouncements from the Secretary of the Treasury.

3.02 SALARY REDUCTION CONTRIBUTION ELECTION. Each Participant may deliver to the Administration Committee a written direction in a form to be prescribed by the Administration Committee, directing his Employer to reduce his Compensation within the limits set forth in Section 3.01. Such election shall become effective as of a date agreed upon between the Administration Committee and the Participant provided that such date shall be subsequent to receipt of the Salary Reduction Contribution election by the Administration Committee.

3.03   SUSPENSION OF, OR CHANGE IN, SALARY REDUCTION CONTRIBUTION ELECTION.

            a. SUSPENSION: A Participant may elect to suspend all Salary Reduction Contributions at any time by giving written notice to the Administration Committee on forms prescribed for that purpose by the Administration Committee. Any such election shall be effective as soon as administratively practicable following the date such suspension notice is received by the Administration Committee. A Participant who has suspended all Salary Reduction Contributions may resume such contributions as soon as administratively practicable following receipt of such notice by the Administration Committee.

            b. CHANGE OF DEFERRAL PERCENTAGE: A Participant may elect to change the amount of his Salary Reduction Contribution effective February 1, May 1, August 1, or November 1 of each Plan Year by giving at least thirty days' written notice to the Administration Committee on a form prescribed for that purpose by the Administration Committee. Any such election shall be effective as soon as administratively practicable following the date such change is received by the Administration Committee.

            c. SPECIAL RULE: Notwithstanding the foregoing provisions of subsections a and b above, the provisions of this subsection c shall apply to suspension and change elections, in the circumstances specified herein, if the Participant is subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934. If, at the time of the suspension or change election, the Participant's investment mix election provides for the investment of all or any portion of the Participant's future Salary Reduction Contributions in the Employer common stock investment fund and if the Participant suspends or reduces to a nominal amount his Salary Reduction Contributions, then the Participant may not resume Salary Reduction Contributions or Employee Contributions to the Plan for a period of 6 months from the date of the suspension or change election or until such time as no portion of the Participant's future Salary Reduction Contributions are allocated to the Employer common stock investment fund, if earlier.

3.04 DEFERRAL PERCENTAGE LIMITATION. Subject to the special rules of Section 3.05, and at such intervals as it shall deem proper, the Administration Committee shall review each Participant's Deferral Election in order to determine that the Salary Reduction Contributions with respect to all Participants satisfy one of the following tests:

            a. the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

            b. the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees by more than 2 percentage points. Notwithstanding the foregoing, the limit set forth in this subsection b. shall be adjusted in accordance with
       Section 3.07.

3.05   SPECIAL RULES ON DEFERRAL PERCENTAGE LIMITATIONS.

            a. For purposes of this Article 3, the Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Reduction Contributions allocated to his account under two or more plans or arrangements described in
       Section 401(k) of the Code that are maintained by an Employer shall be determined as if all such Salary Reduction Contributions were made under a single arrangement. If a Highly Compensated Employee participates in 2 or more plans or arrangements described in Section 401(k) of the Code that have different plan years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement.

            b. For purposes of determining the Actual Deferral Percentage of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated

       Employees, the Salary Reduction Contributions and Compensation of such Participant shall include Salary Reduction Contributions and Compensation of the Family Members for the Plan Year. Family Members with respect to such Highly Compensated Employees shall be disregarded as separate Employees in determining the Average Actual Deferral Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

            c. In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same plan year.

            d. For purposes of determining the Actual Deferral Percentage, Salary Reduction Contributions must be made before the last day of the 12 month period immediately following the Plan Year to which those contributions relate.

            e. The determination and treatment of the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

3.06   ADJUSTMENT OF DEFERRALS.

            a. In the event the Administration Committee determines that one of the tests set forth in Section 3.04 is not satisfied at the time of its review hereunder, it may require that one or more Participants adjust their Salary Reduction Contribution election as of the first pay period in the month next following receipt of the test results, in order that one of the tests set forth in Section 3.04 is thereafter satisfied, or, to the extent permitted by law, the Administration Committee shall have the power and authority to return all or any part of the Salary Reduction Contributions of one or more Participants in cash within 2- 1/2 months after the end of the Plan Year but in no instance later than the last day of the Plan Year following the Plan Year for which the Excess Contributions were made, solely to the extent necessary to satisfy one of the tests set forth in Section 3.04.

            b. The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Salary Reduction Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contributions on behalf of the Participant for the Plan Year and the denominator of which is the Participant's Account Balance attributable to Salary Reduction Contributions on the last day of the Plan Year reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

       The income allocable to Excess Contributions for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with Regulations and other official pronouncements from the Secretary of the Treasury.

            c. Excess Contributions shall be returned in accordance with the following procedure. The Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to (i) enable the arrangement to satisfy the test described in Section 3.04, or (ii) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the ratio of the Highly Compensated Employee with the next highest Actual Deferral Percentage and the excess is allocated among Family Members in proportion to the elective contributions of each Family Member that are combined to determine the Actual Deferral Percentage. This procedure shall be repeated until the Plan satisfies the test described in Section 3.04.

       Excess Contributions for Family Members shall be reduced according to procedures established by Section 401(k)(8) of the Code and the regulations thereunder.

3.07 AGGREGATE LIMIT. Notwithstanding the foregoing, if the Plan does not satisfy the test set forth in subsection 3.04(a) and the Plan does not satisfy the test provided in Section 4.02(a), then the sum of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year, plus the Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall be adjusted, if necessary, in accordance with Section 3.08 so that the Aggregate Limit, as hereinafter defined, is not exceeded. The Aggregate Limit is the greater of:

            a.   the sum of:

                 1. 1.25 times the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year, plus

                 2. 2 percentage points plus the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year. In no event, however, shall the amount calculated pursuant to this subparagraph a., 2. exceed the product of 2 times the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year; or

            b.   the sum of:

                 1. 1.25 times the lesser of the Average Actual Deferral Percentage or the Average Contribution Percentage or the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year, plus

                 2. 2 percentage points plus the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year. In no event, however, shall the amount calculated pursuant to this subparagraph b., 2. exceed the product of 2 times the greater of the Average Actual Deferral Percentage or the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year.

For purposes of this Section 3.07, the Average Actual Deferral Percentage and the Average Contribution Percentage for Participants who are Highly Compensated Employees shall be determined after any corrective distribution of Excess Deferrals pursuant to Section 3.06, Excess Contributions pursuant to Section
3.06 c., and Excess Aggregate Contributions pursuant to Section 4.06.

3.08 RETURN OF CONTRIBUTIONS ABOVE THE AGGREGATE LIMIT. If the Aggregate Limit, as defined in Section 3.07, is exceeded pursuant to Section 3.07, the Plan shall reduce the Average Actual Deferral Percentage and the Average Contribution Percentage for Participants who are Highly Compensated Employees who are eligible to make Salary Reduction Contributions and to receive Employer Matching Contributions as follows:

            a. by first returning Excess Contributions in the same manner as described in Section 3.06, until the Actual Deferral Percentage of a Highly Compensated Employee is reduced to 3%, or until the arrangement satisfies the Aggregate Limit, whichever first occurs; and then

            b. by returning Excess Contributions in the same manner as described in Section 3.06 and by simultaneously returning Attributable Employer Matching Contributions to the extent necessary to enable the arrangement to satisfy the Aggregate Limit. For purposes of this subsection b., Attributable Employer Matching Contributions shall mean those Employer Matching Contributions that were made pursuant to Section
       4.01 to match the Excess Contributions returned pursuant to this subsection b.

                                    ARTICLE 4

                       EMPLOYER AND EMPLOYEE CONTRIBUTIONS

4.01   EMPLOYER MATCHING CONTRIBUTIONS.

            a. For each three month period in a Plan Year during which a Participant makes a Salary Reduction Contribution, the Employer shall contribute to the Plan, on behalf of Participants who have elected to make Salary Reduction Contributions and who are employed by the Employer on the last day of the quarter, an Employer Matching Contribution amount. The aggregate amount of the Employer Matching Contribution made pursuant to this subsection 4.01 a. shall be equal to 50% of the Salary Reduction Contributions made by Participants up to a maximum of 6% of each Participant's Compensation with respect to such calendar quarter. Notwithstanding the foregoing, following the end of each Plan Year, the Employer shall make an additional contribution, if necessary, to the Plan with respect to Participants employed on the last day of such Plan Year. The additional contribution shall be of such additional amount as is necessary to provide each such Participant with an aggregate Employer Matching Contribution for the prior Plan Year equal to 100% of the Participant's annual Salary Reduction Contributions, up to a maximum of 3% of the Participant's annual Compensation for such prior Plan Year; provided, however, that for purposes of determining the amount of the additional contribution under the preceding sentence, Compensation earned by a Participant prior to the commencement of Salary Reduction Contributions shall be disregarded.

            b. Subject to the limitations otherwise contained in this Article, Employer Matching Contributions made pursuant to this Section shall be allocated as of the last day of each three month period to the Employer Matching Contribution Accounts of each Participant who made Salary Reduction Contributions during the period since the last such allocation; provided that no such allocation shall be made to the Employer Matching Contribution Accounts of Participants who are not employed by the Employer as of such allocation date.

4.02 TIMING OF EMPLOYER MATCHING CONTRIBUTIONS. The Employer shall forward Employer Matching Contributions to the Trustee for investment in the Trust Fund at such times as the Employer shall determine, but not later than the due date (including extensions) for filing the Employer's federal income tax return for the year to which such Employer Matching Contributions relate.

4.03 EMPLOYEE CONTRIBUTIONS. Subject to the provisions of this Plan relating to Participants who are subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934, each Participant may elect to make voluntary, after-tax contributions to his Employee Contribution Account for each month prior to his Retirement Date, subject to the following provisions and limitations:

            a.   no Participant shall be required to make Employee
       Contributions;

            b.   Employee Contributions shall be subject to the limitations of
       Section 4.04;

            c. a Participant may not make Employee Contributions in an amount less than 1%, nor more than 10% of his Compensation during each pay period. All Employee Contributions shall be fully vested and non-forfeitable at all times;

            d. Employee Contributions may be made by either payroll deduction or by a lump sum deposit with the Administration Committee within the month preceding the end of the Plan Year. A Participant may elect to commence or cease making Employee Contributions at any time;

            e. a Participant may not make Employee Contributions to the Plan during any period in which he is not accruing Hours of Service with the Employer;

4.04 PERCENTAGE LIMITATION ON EMPLOYER MATCHING CONTRIBUTIONS. At such intervals as it shall deem proper, the Administration Committee shall review the Employer Matching Contributions and Employee Contributions made for or by Participants in order to determine that such contributions, with respect to all Participants, satisfy one of the following tests:

            a. the Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

            b. the Average Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Participants who are Nonhighly Compensated Employees by more than 2 percentage points. Notwithstanding the foregoing, the limit set forth in this subsection b. shall be adjusted in accordance with Section 3.07.

4.05   SPECIAL RULES FOR CONTRIBUTION PERCENTAGE LIMIT TESTING.

            a. For purposes of this Section 4.05, the Average Contribution Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to receive Employer Matching Contributions or to make Employee Contributions allocated to his account under two or more plans described in Section 401(a) of the Code that are maintained by an Employer shall be determined as if all such contributions were made under a single plan.

            b. In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Average Contribution Percentages of Participants as if all such plans were a single plan.

            c. For purposes of determining the Contribution Percentage of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated Employees, the Employer and Employee Contributions and Compensation of such Participant shall include the Employer and Employee Contributions and Compensation of Family Members for the Plan Year. Family Members with respect to Highly Compensated Employees shall be disregarded as separate Employees in determining the Average Contribution Percentage both for Participants who are Non-highly Compensated Employees and Participants who are Highly Compensated Employees.

            d. For purposes of determining the test described in Section 4.04, Employer Contributions and Employee Contributions must be made before the last day of the 12 month period immediately following the Plan Year to which those contributions relate.

            e. The determination and treatment of the Average Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

4.06   ADJUSTMENTS TO CONTRIBUTIONS.

            a. Excess Aggregate Contributions, plus any income and minus any loss allocable thereto until the date of distribution, shall be forfeited, if forfeitable, or if not forfeitable, shall be distributed in cash to Highly Compensated Employees within 2-1/2 months after the end of the Plan Year but in no instance later than the last day of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made.

            b. The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions for the Plan Year shall be determined by multiplying the income or loss allocable to the Participant's Employer and Employee Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the Plan Year and the denominator of which is the sum of the Participant's Account attributable to Employer and Employee Contributions on the last day of the Plan Year reduced by the gain allocable to such amount for the Plan Year and increased by the loss allocable to such amount for the Plan Year. The income allocable to Excess Aggregate Contributions for the period between the end of the Plan Year and the date of the corrective distribution may be disregarded or calculated under any method permissible in accordance with Regulations and other official pronouncements from the Secretary of the Treasury.

            c. Excess Aggregate Contributions shall be returned in accordance with the following procedure. The Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage is reduced to the extent required to (i) enable the arrangement to satisfy the test described in Section 4.02, or (ii) cause such Highly Compensated Employee's Contribution Percentage to equal the ratio of the Highly Compensated Employee with the next highest Contribution Percentage and the excess is allocated among Family Members in proportion to the Employer and Employee Contributions made on behalf of each Family Member that are combined to determine the Contribution Percentage. This procedure shall be repeated until the Plan satisfies the test described in Section 4.02. Excess Aggregate Contributions for Family Members shall be reduced according to procedures established by Section 401(m)(6) of the Code and the regulations thereunder.

4.07 OVERALL LIMITATION ON ANNUAL ADDITIONS. Any other provision of this Plan notwithstanding, in no event shall the annual additions allocated to a Participant's Accounts under the Plan for any Limitation Year, exceed the lesser of:

            a. 25% of the Participant's Compensation for the Limitation Year, or

            b. $30,000 (or, if greater, 1/2 of the amount in effect under Section 415(b)(1)(A) of the Code) for such Limitation Year.

            c. The compensation limitation referred to in paragraph a. shall not apply to:

                 1. Any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition, or

                 2.   Any amount otherwise treated as an annual addition under
            Section 415(1)(1) of the Code.

If, as of the last day of the Plan Year, the annual addition for a Participant would exceed the amount provided for in this Section as a result of a reasonable error in estimating a Participant's Compensation or under other limited facts and circumstances which the Commissioner of Internal Revenue finds justifies this method of allocation, the excess amount shall be determined and administered in accordance with the following:

            a. the excess shall be refunded to the Participant from the Participant's Salary Reduction Contribution Account (adjusted for earnings and losses thereon) to the extent the excess results from a mistaken application of the limitations of Section 3.01 a.;

            b. next, the excess shall be refunded to the Participant from the Participant's Employee Contribution Account (adjusted for earnings and losses thereon);

            c. next, the excess shall be forfeited from the Participant's Employer Matching Contribution Account (adjusted for earnings and losses thereon) and the total amount of such forfeitures for all Participant's shall be held in a suspense account, the balance of which shall be used to offset the amount of additional Employer Matching Contributions; and

            d. finally, the excess, if any remains, shall be refunded to the Participant from the Participant's Salary Reduction Contribution Account (adjusted for earnings and losses thereon).

4.08   SPECIAL RULES.

            a. PARTICIPATION IN ANOTHER DEFINED CONTRIBUTION PLAN. The limitation of Section 4.07 with respect to any Participant who at any time has participated in any other qualified defined contribution plan maintained by the Employer shall apply as if the total contributions allocated under all such defined contribution plans in which the Participant has participated were allocated under one plan.

            b. PARTICIPATION IN ANOTHER DEFINED BENEFIT PLAN. If a Participant has at any time been a participant in a qualified defined benefit plan maintained by the Employer, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as hereinafter defined) for any year shall not exceed one (1.0). In the event said sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction would otherwise exceed 1.0 for any Plan Year, the projected annual retirement income benefit under the Employer-sponsored defined benefit plan shall be limited, to the extent necessary, to reduce said Defined Benefit Plan Fraction so that the sum of the two fractions hereunder does not exceed the foregoing 1.0 limitation.

       For purposes of the foregoing paragraph only:

                 1. The "Defined Benefit Plan Fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual retirement income benefit under all defined benefit plans maintained by the Employer, determined as of the end of the Limitation Year, and the denominator of which is the lesser of:

                      A. the product of 1.25 multiplied by $90,000, as adjusted by the Adjustment Factor;

                      B. the product of 1.4 multiplied by 100% of the Participant's average annual Compensation for the 3 consecutive calendar years during which his Compensation was the highest.

                 2. The "Defined Contribution Plan Fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the accounts of the Participant in all defined contribution plans maintained by the Employer (as of the end of the Limitation Year) for that Limitation Year and all preceding Limitation Years and the denominator of which is the sum of the lesser of the following amounts, determined for such Limitation Year and for each prior Limitation Year of service with the Employer:

                      A. the product of 1.25 multiplied by $30,000 (as adjusted pursuant to Section 415(d)(1)(B) of the Code);

                      B. the product of 1.4 multiplied by 25% of the Participant's Compensation for such Limitation Year.

            c.   ADJUSTMENT OF LIMITATION FOR YEARS OF SERVICE OR PARTICIPATION.

                 1. In the case of a Participant who has completed less than 10 years of participation in the Plan, the limitation set forth in paragraph 4.08(b)(1)(A) above, shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the plan and the denominator of which is 10.

                 2. If a Participant has completed less than 10 years of service with an Employer, the limitation set forth in paragraph 4.08(b)(1)(B) shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of years of service (or part thereof) and the denominator of which is 10.

            d. Notwithstanding any provisions of the Plan to the contrary, Sections 4.07, 4.08 and 4.09 shall be construed in a manner which is consistent with Section 415 of the Code (which, to the extent necessary, is hereby incorporated herein) and rulings and regulations issued thereunder.

4.09 DEFINITIONS. For purposes of Section 4.07 and 4.08, the following definitions shall apply:

            a. "annual addition" shall mean the amount allocated to a Participant's Account during the Limitation Year that constitutes:

                 1.   Salary Reduction Contributions,

                 2.   Employer Matching Contributions,

                 3.   Employee Contributions, (if any)

                 4.   forfeitures, and

                 5. amounts described in Section 415(1)(1) and 419A(d)(2) of the Code.

4.10 REVERSION OF EMPLOYER MATCHING CONTRIBUTIONS. Except as provided in the following paragraphs a., b., and c., the assets of the Plan shall never inure to the benefit of any Employer, and shall be held for the exclusive purposes of providing benefits to Participants and/or their Beneficiaries, and for defraying the expenses of administering the Plan.

            a. In the case of an Employer Matching Contribution which is made by virtue of a mistake of fact, this Section shall not prohibit the return of such contribution to the Employer within 1 year after the payment of the contribution.

            b. If an Employer Matching Contribution is conditioned upon initial qualification of the Plan under Section 401(a) of the Code, and if the Plan receives an adverse determination with respect to its initial qualification, then this Section shall not prohibit the return of such contribution to the Employer within 1 year after such determination, if application for the determination is made by the time prescribed by law for filing the Employer's Federal tax return for the taxable year in which such plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

            c. In the case of an Employer Matching Contribution which is determined to be not deductible under Section 404 of the Code, or any successor provision thereto, then such contribution (to the extent permissible under the Code) shall be returned to the Employer within 1 year after such disallowance of the deduction.


                                    ARTICLE 5

                             PARTICIPANTS' ACCOUNTS

5.01 SEPARATE ACCOUNTS. The Administration Committee shall maintain or cause to be maintained, a separate account for each Participant which shall consist of his Salary Reduction Contribution Account, Employer Matching Contribution Account, Employee Contribution Account, and Rollover Account and Prior Plan Account.

5.02 VALUATION OF FUND. There shall be determined as of each Valuation Date the fair market value of all assets of the Trust Fund. Such valuation shall be determined in accordance with the principles of Section 3(26) of ERISA and the regulations thereunder and shall give effect to brokerage fees, transfer taxes, contributions, earnings, gains and losses, forfeitures, expenses, disbursements, and all other transactions during the valuation period since the preceding Valuation Date. In making such determinations and in crediting net appreciation or depreciation to the Participant's Accounts, the Administration Committee may employ such accounting methods as the Administration Committee may deem appropriate in order to fairly reflect the fair market value of each Participants' Account. For this purpose the Administration Committee may rely upon information provided by the Trustee, the investment manager, or other persons believed by the Administration Committee to be competent.

5.03 STATEMENTS. The Administration Committee shall cause to be furnished to each Participant a statement showing the value of his Account as of the most recent Valuation Date.


                                    ARTICLE 6

                               INVESTMENT OF FUNDS

6.01 TRUST FUND. All contributions made pursuant to the provisions of the Plan shall be paid into the Fund maintained in connection with the Trust. All such payments and increments thereon shall be held and disbursed in accordance with the provisions of the Plan and the Trust, as each shall be applicable under the circumstances. No person shall have any interest in, or right to, any part of the funds so held, except as expressly provided in the Plan or Trust Agreement.

6.02 AUTHORIZED INVESTMENTS AND INVESTMENT CONTROL. Notwithstanding the foregoing provisions of Section 6.01, the Trustee shall be subject to the following in connection with the administration of the assets of the Plan:

            a. EMPLOYER MATCHING CONTRIBUTIONS--INVESTMENT IN EMPLOYER STOCK. The Employer Matching Contribution described in Section 4.01 shall be invested primarily in the common stock of the Employer, provided that the Administration Committee may direct the Trustee to adjust that amount, if necessary, to the extent necessary to maintain sufficient liquid assets for payment of Plan expenses and cash distributions.

       The common stock to be held by the Trustee may be contributed, in kind, to the Plan by the Employer or may be acquired by the Trustee following the contribution, in cash, of the Employer Matching Contribution amount determined under Section 4.01. Each Employer Matching Contribution that is allocated to common stock of the Employer shall be invested in the common stock of the Employer and shall remain invested in such common stock as long as the Plan remains in existence, except as it shall be necessary to convert any shares of such stock into cash as set forth above. The acquisition, investment, and holding of Plan assets in the common stock of the Employer is expressly authorized by the Plan and shall not be subject to any limitations on amount, to the fullest extent permitted by ERISA.

            b. OTHER INVESTMENTS. Except as provided by subsection a. above, Participants and Beneficiaries may direct the Trustee with respect to the investment of the funds in their Accounts. Such investments, if made, shall be made among various pooled investment fund alternatives that represent varying degrees of risk and potential investment return. The Trustee (or an investment committee, if designated by the Board) shall establish the availability of the various investment fund alternatives within the Trust. The Trustee (or the investment committee, if designated by the Board) reserves the right, at anytime and from time to time, to alter any or all pooled investment funds under the Plan; provided that the Administration Committee shall provide reasonable advance notice to affected Participants and Beneficiaries of the discontinuance of a specific investment fund. The Trustee (or the investment committee, if designated by the Board) reserves the right to revoke all such pooled investment funds and invest all assets of the Trust for the general benefit of Participants and Beneficiaries.

       If a Participant or Beneficiary does not indicate his investment mix in writing on a form provided by the Administration Committee, then the Administration Committee shall cause the amounts held in such Participant's or Beneficiary's Accounts to be invested in the currently available intermediate investment fund offered under the Trust, until such time as the Participant's or Beneficiary's written instructions are received by the Administration Committee. Participants and Beneficiaries may change their investment mix no more than 4 times within each Plan Year. A Participant's new or changed investment mix shall become effective as of the first day of February, May, August, or November next following receipt of written instructions from the Participant by the Administration Committee or such other person designated by the Administration Committee to receive such instructions.

       Notwithstanding the foregoing, an investment mix election or change election for a Participant who is subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934 must be delivered to the Administration Committee at least 6 months prior to the effective date of such election if the change will affect the amount of the Participant's Account or future contributions thereto that are allocated to the Employer common stock investment fund. During the 6 month period in which the election is on file with the Administration Committee prior to the effective date of the election, the election will be irrevocable. In addition, if a Participant's changes his investment mix to decrease the amount of his account balance invested in the Employer common stock investment fund, then no portion of the future additions to the Participants accounts (other than Employer Contributions) may be allocated to the Employer common stock investment fund for a period of 6 months following the date of such change.

6.03 ASSUMPTION OF RISK BY PARTICIPANTS. Each Participant (or Beneficiary) assumes the risk in connection with any decrease in value of his separate Account, and there shall be no liability to a Participant (or Beneficiary) under the Plan in excess of the value of his Account.

6.04 GENERAL PROVISIONS REGARDING INVESTMENT DIRECTION. The provisions of this Section shall apply to all investment directions by Participants under the
Plan:

       a. The Committee shall be responsible for providing information to, and responding to requests from, Participants concerning investment directions under the Plan.

       b. The Committee shall provide Participants with the following information, which may be contained in the summary plan description for the Plan or in other Plan-related materials:

            i. An explanation that the Plan is intended to constitute a plan described in Section 404(c) of ERISA and the Department of Labor regulations promulgated thereunder;

            ii. A statement that the fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment directions given by a Participant or Beneficiary;

            iii. A description of the investment funds available under the Plan and, with respect to each designated investment fund, a general description of the investment objective, including information relating to the type and diversification of assets comprising the portfolio of the designated investment fund;

            iv. An explanation of the circumstances under which Participants and Beneficiaries may give investment directions and an explanation of any specific limitations on such directions under the terms of the Plan, including any restrictions on transfers to or from a designated investment fund;

            v. A description of any transaction fees and expenses that affect the Participant's or Beneficiary's Account balance in connection with purchases or sales of interests in the investments funds (for example, commissions, sales loads, deferred sales charges, and redemption or exchanges fees); and

            vi. In the case of an investment funds which is subject to the Securities Act of 1933, and in which the Participant or Beneficiary has no assets invested, immediately following the Participant's or Beneficiary's initial investment, a copy of the most recent prospectus provided to the Plan.

       c. The Committee shall provide the following information upon request by a Participant or Beneficiary:

            i. A description of the annual operating expenses of each designated investment fund (for example, investment management fees, administrative fees, transaction costs) that reduce the rate of return to Participants and Beneficiaries, and the aggregate amount of such expenses expressed as a percentage of average net assets of the designated investment fund;

          ii. Copies of any prospectuses, financial statements and reports, and of any other materials relating to the investment funds available under the Plan, to the extent such information is provided to the Plan;

          iii. Information concerning the value of shares or units in the designated investment funds available to Participants and Beneficiaries under the Plan, as well as the past and current investment performance of such alternatives, determined net of expenses on a reasonable and consistent basis; and

          iv. Information concerning the value of shares or units in the designated investment funds held in the Accounts of the Participant or Beneficiary.

6.05 INDEPENDENT QUALIFIED PUBLIC ACCOUNTANT. The Company shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by Section 103(a)(3) of ERISA. The Company, in its discretion, may remove and discharge the person so engaged, but in such case it shall first appoint a successor independent qualified public accountant to perform such examinations and render such opinions.


                                    ARTICLE 7

                   DEATH BENEFITS AND BENEFICIARY DESIGNATIONS

7.01 DISTRIBUTION UPON DEATH. If a Participant dies, while an Employee, all amounts standing to such deceased Participant's credit in his Account, if any, shall be 100% vested and nonforfeitable. In such case, the Participant's Account shall be liquidated as of the Valuation Date coincident with or next following his death, and the value of such Account (determined as of such Valuation Date) shall be paid in a lump sum in cash as soon as administratively feasible to his duly designated Beneficiary, but not later than 6 months following such Valuation Date.

7.02 DESIGNATION OF BENEFICIARY.

          a. Each Participant may, at or after the time he becomes a Participant, designate one or more persons as Beneficiary of his Account not otherwise to be distributed to his surviving spouse. If more than one Beneficiary is named, the Participant may specify the sequence and/or proportion in which payments shall be made to each Beneficiary. The designation shall be made on the form prescribed by the Administration Committee and shall, subject to the provisions of paragraph b., become effective when filed with the Administration Committee. A Participant may, from time to time, and subject to the provisions of paragraph b. change his Beneficiary by filing a new Beneficiary designation form with the Administration Committee. Any change in designation shall be in favor of the current spouse unless said spouse of the Participant consents in writing to the designation of a different Beneficiary. Prior to the death of the Participant, no designated Beneficiary shall acquire any interest in any amounts held in the Participant's Account.

          b. Should the Participant designate a person other than (or in addition to) the Participant's spouse as Beneficiary, then such designation shall not be effective unless the spouse executes a written consent to such designation. The consent of the spouse (i) must be in writing, (ii) must acknowledge the effect of the consent, (iii) must acknowledge the election of a specific Beneficiary and (iv) must be witnessed by a notary public or, if permitted by the Administration Committee, a representative of the Plan. Notwithstanding this spousal consent requirement, such consent shall not be required if it is established to the satisfaction of a Plan representative that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or such other circumstances as may be prescribed by applicable Treasury Regulations. Any consent under this section shall be valid only with respect to the spouse who signs the consent. An election made by a Participant and consented to by his spouse may be revoked by the Participant, in writing, without the consent of the spouse, any time prior to the commencement of benefits. Any new election must comply with the requirements of this Section.

          c. Should the Participant designate a person other than (or in addition to) his spouse as Beneficiary and not obtain the spousal consent to such designation as required under paragraph b., then any benefits payable under the Plan upon the Participant's death shall be paid entirely to the Participant's surviving spouse unless the surviving spouse then consents to such other or additional designation in the manner consistent with that provided in paragraph b. of this section.

          d. If there is no designated Beneficiary when a death benefit becomes payable, the benefit shall be paid to the estate of the Participant. If a primary Beneficiary dies before receiving death benefits to which he is entitled, the balance of such payments shall be paid to the contingent Beneficiary. Neither the Employer nor the Trustee (in its capacity as such) shall be named as Beneficiary.

          e. If there is doubt as to the right of any Beneficiary to receive any amount, the Trustee, on instructions of the Administration Committee, may retain such amount until the rights hereto are determined, or it may pay such amount into any court of appropriate jurisdiction. In either of such events, neither the Plan, Employer, Administration Committee or Trustee shall be under any other liability to any person with respect to such disputed amount.

          f. The death of any duly designated individual Beneficiary prior to the death of the Participant shall void the designation as to such Beneficiary, but in the event of the death of any duly designated Beneficiary, subsequent to the death of the Participant, the right to receive amounts included in the designation shall (unless the Participant shall otherwise have instructed the Administration Committee in writing) pass under such duly designated Beneficiary's will, or by the laws of descent and distribution applicable to such Beneficiary.

          g. The marriage of a Participant shall void the current designation of a Beneficiary and benefits shall be subject to distribution in accordance with the Beneficiary election restrictions of Section 7.02. If the Participant shall again become an unmarried Participant, through divorce or death of a spouse, the Participant shall again be entitled to make a Beneficiary designation pursuant to this Section.


                                    ARTICLE 8

                      VESTING AND TERMINATION OF EMPLOYMENT

8.01 VESTING IN SALARY REDUCTION, EMPLOYEE, AND ROLLOVER CONTRIBUTIONS. A Participant shall at all times have a 100% vested and nonforfeitable interest in his Salary Reduction Contribution Account, Employee Contribution Account, and Rollover Contribution Account.

8.02 VESTING IN EMPLOYER MATCHING CONTRIBUTIONS. A Participant whose employment is terminated prior to his Normal Retirement Date (and for any reason other than death), shall have a vested and nonforfeitable right in his Employer Matching Contribution Account, and any earnings or losses attributable thereto, in accordance with the following schedule:


               Years of Vesting Service      Percentage Vested
               ------------------------      -----------------
               less than 2                           0%
               2 but less than 3                    20%
               3 but less than 4                    40%
               4 but less than 5                    60%
               5 but less than 6                    80%
               6 or more                           100%


Notwithstanding the foregoing, Participants employed by the Employer before May 1, 1992, shall have a 100% vested and nonforfeitable percentage upon the completion of 5 Years of Vesting Service rather than 6 Years of Vesting Service. For all such Participants, vesting for service of less than 5 years shall be in accordance with the foregoing vesting schedule.

8.03 FORFEITURES. If a Participant's employment is terminated, any portion of his Account in which the Participant does not have a nonforfeitable interest shall be provisionally forfeited as of his date of termination. A terminating Participant who does not have any nonforfeitable interest in the Plan shall be deemed to receive a distribution of $0 on his date of termination.

          a. If a Participant who has had a provisional forfeiture shall again become an Employee prior to incurring 5 consecutive One-Year Breaks in Service, the Employer shall reinstate (as of the first day of the month following the Employee's reemployment), the dollar amount of his Account forfeited, unadjusted for any gains or losses which occurred during said One-Year Breaks in Service. If such a Participant received a distribution upon termination of employment, reinstatement of the prior forfeited amounts will be provided automatically without requiring repayment of the amount of any prior distribution.

          b. If the Participant is not rehired before incurring 5 consecutive One-Year Breaks in Service, the amount of his provisional forfeiture shall be forfeited permanently.

Any provisional forfeitures resulting from the operation of this Section shall be held until the last business day of the calendar quarter in which the Participant's termination of employment occurred. Provisional forfeitures shall be used as of the next payment period to reduce Employer Matching Contributions that are due or may become due under the Plan or to pay expenses incurred in the administration of the Plan, as determined by the Administration Committee.

8.04 DISTRIBUTION OF VESTED BENEFITS. Benefits payable in the case of a Participant whose employment is terminated shall be paid in accordance with
Article 7 in the case of death, or Article 9, in the case of a Participant who retires or otherwise terminates employment with a vested benefit.

8.05 FORFEITURE FOR CAUSE. Notwithstanding any other provisions of this Article 8, in no event shall the Plan permit any Participant's Account Balance under the Plan to be forfeited for misfeasance, malfeasance or any other cause not specifically stated in the Plan.


                                    ARTICLE 9

                            DISTRIBUTION OF BENEFITS

9.01 NORMAL FORM OF BENEFIT. Subject to the limitations of Article 8, and the provisions of this Article, all distributions of amounts in a Participant's Account shall be made in the form of a single lump sum payment in cash equal to the vested balance credited to the Participant's Account as of the Valuation Date following his Normal Retirement Date or date of termination, as appropriate.

9.02 TIME OF DISTRIBUTION. Except as otherwise provided in this Article, distribution of a Participant's vested Account shall be made in accordance with the following:

          a. If a Participant's nonforfeitable interest in his Account is greater than $3,500, but such Participant and his spouse do not consent to an immediate distribution, all of the Participant's Account shall be retained in the Plan until:

               1. distributed pursuant to this Article as soon as administratively practicable following the Valuation Date coincident with or next following the occurrence of the earlier of (a) the Participant's request for distribution following attainment of Normal Retirement Age under the Plan, or (b) the date the Participant and his spouse consent to the payment of an immediate distribution; or

               2. distributed pursuant to subsection c. prior to the Participant's Normal Retirement Date, as of a Valuation Date following a written request by the Participant and consent of the Participant's spouse, if necessary.

          b. If, on termination of employment, the value of the Participant's Account (determined as of the Valuation Date immediately preceding the date of termination of employment) in which the Participant has a nonforfeitable interest is not greater than $3,500, all nonforfeitable amounts in the Participant's Account shall be canceled as of such Valuation Date, and the value thereof paid to the Participant as a single sum distribution.

          c. If a Participant's nonforfeitable interest in his Account is greater than $3,500, then the Participant may elect, in lieu of a single lump sum payment, to receive his Account in substantially equal monthly installments, payable on the first day of each month, over a period of at 60, 120, or 180 consecutive months (as selected by the Participant or Beneficiary). Any such election must be in writing on forms provided for such purpose by the Administration Committee. In no event, however, shall the period of payment exceed the Participant's life expectancy. If the Participant dies after the commencement date but before the number of certain payments has been made to him, the monthly payments shall continue to the Beneficiary until the total number of designated certain payments has been made.

If a distribution to a Participant is made in installments pursuant to this subsection, the undistributed balance of such Participant's Account shall be held in the Trust until the last installment is paid. The aggregate of such installment payments of such Participant may be more than or less than the value of his Account at his retirement or death, depending on the earnings, losses, expenses in appreciation and depreciation in value of the Trust Fund during the period over which such installments are paid from the Trust Fund. In the event of the death of the Participant prior to his entire Account being distributed, any amount of his Account not previously distributed shall be canceled and distributed in a single sum to his Beneficiary in accordance with Article 7.

9.03 INVESTMENT OF ACCOUNT BALANCE OF TERMINATED PARTICIPANT. In the event a Participant's employment with the Employer is terminated and the Participant fails to consent to an immediate distribution of his Account, such Account shall continue to be invested pursuant to provisions of the Plan.

9.04 LATEST PAYMENT DATE. Nothing in the Plan shall be construed to permit payments to a Participant of his Account balance to begin later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (1) the date on which the Participant attains Normal Retirement Age, (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or (3) the date the Participant terminates his service with the Employer.

9.05 MANDATED COMMENCEMENT OF BENEFITS. Notwithstanding any other provision of the Plan to the contrary, payment of the Account balance of any Participant shall commence not later than April 1 of the calendar year following the calendar year in which he attains age 70-1/2. Notwithstanding any other provision of the Plan to the contrary, distributions from the Plan will be made in accordance with Code Section 401(a)(9) (which is hereby incorporated herein) and the Treasury Regulations issued thereunder, including Section 1.401(a)(9)-2. Any Plan provision reflecting Code Section 401(a)(9) shall override any Plan provision inconsistent with Code Section 401(a)(9).

9.06 DIRECT ROLLOVERS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          a. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          b. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          c. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          d. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

9.07 WAIVER OF 30-DAY NOTICE. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

     a. the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

     b. the Participant, after receiving the notice, affirmatively elects to receive a distribution and waives the remainder of the 30 day period.


                                   ARTICLE 10

                           WITHDRAWALS WHILE EMPLOYED

10.01 WITHDRAWALS.

          a. A Participant may withdraw all or any part of the funds held for his benefit in his Salary Reduction Contribution Account, Employee Contribution Account and his Rollover Account. Notwithstanding the foregoing, withdrawals from a Participant's Salary Reduction Contribution Account shall be subject to the requirements of Section 10.02. A Participant may not receive any withdrawal from his Employer Matching Contribution Account or his Prior Plan Account. Withdrawals may be requested by filing a written request with the Administration Committee on a form provided for that purpose.

          b.   Notwithstanding the foregoing, a Participant who is subject to
     Section 16(b) of the Securities Exchange Act of 1934 must comply with the provisions of this subsection 10.01(b) with respect to any withdrawals from the Plan. Unless specifically designated in writing by the Participant, the amount of any withdrawal shall be paid from the Participant's Accounts invested in funds other than the Employer common stock investment fund. If all or any portion of the withdrawal is paid from the Participant's Account invested in the Employer common stock investment fund, the Participant must suspend future Salary Reduction Contributions and Employee Contributions (to the extent invested in the Employer common stock investment fund) for a period of 6 months from the date of the withdrawal or until such time as no portion of the Participant's future

     Salary Reduction Contributions are allocated to the Employer common stock investment fund, if earlier.

10.02 HARDSHIP WITHDRAWALS. A Participant may withdraw all or any part of the funds (exclusive of earnings thereon) held in his Salary Reduction Contribution Account, subject to the requirements of this Section 10.02, only on account of a hardship. For purposes of this Section, a withdrawal will be on account of hardship only if the withdrawal:

          a. is made on account of an immediate and heavy financial need of the Participant, limited to

               1. medical expenses (as described in Section 213(d) of the Code) incurred by the Participant, the Participant's spouse or any dependent of the Participant;

               2. purchase (excluding mortgage payments) of a principal residence for the Participant;

               3. payment of tuition for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents;

               4. the need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

               5. such other immediate and heavy financial needs as determined by the Commissioner of the Internal Revenue Service and announced by publication of revenue rulings, notices and other documents of general applicability;

          b. is necessary to satisfy such immediate and heavy financial need and does not exceed the amount required to relieve such need and is not reasonably available from other resources of the Participant. A distribution will be necessary to satisfy the immediate and heavy financial need of the Participant if the Administration Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

               1. through reimbursement or compensation by insurance or otherwise;

               2. by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

               3. by cessation of Salary Reduction Contributions under the Plan; or

               4. by other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

     For purposes of this paragraph b., the Participant's resources shall be deemed to include those assets of the Participant's spouse and minor children that are reasonably available to the Participant.

The Administration Committee may require the submission of such evidence as it may reasonably deem necessary to confirm the existence of such a hardship. A request for withdrawal pursuant to this section shall be approved or denied by the Administration Committee as soon as reasonably practicable following the date of the Participant's request. If the request is approved, the distribution shall be made as soon as reasonable practicable thereafter from the Participant's Salary Reduction Contribution Account; provided, that under no circumstance may earnings on the Participant's Salary Reduction Contributions be distributed pursuant to this Section at any time.


                                   ARTICLE 11

                                      LOANS

11.01 OVERALL LIMITATIONS. The Trustee may make loans to any Participant, as that term is defined and limited in Section 1.38. Each loan shall be made upon written application of the Participant and shall be subject to the approval of the Administration Committee in accordance with uniform and nondiscriminatory standards adopted by the Administration Committee. The Participant shall be permitted no more than one outstanding loan at any time. Notwithstanding the foregoing, a Participant who is not accruing Hours of Service shall not be permitted to obtain a loan from the Plan.

No loan shall be granted under the Plan to the extent it would cause the aggregate balance of all loans which a Participant has outstanding under this Plan and under any other qualified plan maintained by the Employer (an "Other Plan") to exceed an amount equal to the lesser of:

          a.   $50,000 reduced by the excess (if any) of:

               1. the highest outstanding balance of all loans from the Plan and all Other Plans during the 1 year period ending on the Loan Determination Date, over

               2. the outstanding balance of all loans from the Plan and all Other Plans on the date the loan is made; or

          b. 1/2 of an amount equal to the vested portion of the Participant's Accounts.

The "Loan Determination Date" for purposes of determining the value of a Participant's maximum loan hereunder and the outstanding balance of any loan shall be the first Valuation Date preceding the date as of which the loan is granted, as reflected on the reports available to the Administration Committee at that time. In applying for a loan, a Participant must consent on the application form to the repayment of the loan through periodic payroll withholding, whenever possible, as described in Section 11.04. In applying for a loan, a Participant must consent on the loan application form to the payment of any outstanding balance of the loan from the Participant's loan account in the event of a default, as determined in accordance with Section 11.05, at the time when the Participant is first eligible to receive a distribution of his Account.

11.02 TERMS OF LOAN. All loans shall be on such terms and conditions as the Plan Administration Committee may determine, provided that all loans shall:

          a. be made pursuant to a promissory note which is subject to default rules which are not inconsistent with those described in 11.05 and which is secured by the Participant's Account;

          b. be amortized on a substantially level basis, with payments to be made from payroll deductions, except as otherwise permitted by the Administration Committee;

          c. bear a reasonable rate of interest which may be a fluctuating rate, which shall be based on the prime rate as of the date the loan is made;

          d. provide for repayment in full on or before the earlier of (1) 5 years after the date when the loan is made (10 years after the date the loan is made if the loan is used to acquire a dwelling which, within a reasonable period of time, is to be used as the principal residence of the Participant) or (2) the date of distribution of the Participant's Account Balance; and

          e. be in an amount not less than $1000 or such other amount determined from time to time by the Administration Committee and communicated to Participants.

11.03 SOURCE OF LOANS. A loan account shall be established for each Participant who receives a loan from the Plan. The Administration Committee shall develop such rules as may be necessary to govern the transfer from the Participant's Accounts to the Participant's loan account. Such rules shall be administered in a uniform and non-discriminatory manner. Notwithstanding the foregoing, if all or any portion of the loan is paid from the Participant's Account invested in the Employer common stock investment fund, the Participant must suspend future Salary Reduction Contributions and Employee Contributions (to the extent invested in the Employer common stock investment fund) for a period of 6 months from the date of the loan or until such time as no portion of the Participant's future Salary Reduction Contributions are allocated to the Employer common stock investment fund, if earlier.

11.04 WITHHOLDING AND APPLICATION OF LOAN PAYMENTS. Principal and interest payments shall be made through periodic payroll deductions from the Participant's compensation from the Employer. Principal and interest payments first shall be credited to the Participant's loan account (and any loss caused by nonpayment of such loan shall be borne solely by such account) and shall then be transferred to the Participant's Accounts (in the ratio in which such Accounts provided funding for the loan) to be invested as otherwise provided in the Plan.

11.05 DEFAULT. Prior to repayment, a promissory note shall be considered in default in the event the borrower dies or terminates his or her participation in the Plan, a payment is not made when due, the borrower files for relief under the United States Bankruptcy Code or the Plan is terminated. In the event a default occurs and is not cured within any grace period set forth in the promissory note, the full amount due under the note shall become immediately due and payable. In such event, the Administration Committee shall take such actions as it deems necessary or appropriate to cause the Plan to realize on its security for the loan. These actions may include (without limitation) repaying the loan out of any Plan benefit then distributable or repaying the loan out of the proceeds of an involuntary withdrawal from the Participant's Accounts, whether or not the withdrawal would be permitted under the Plan on a voluntary basis; provided that an involuntary withdrawal from the Participant's Salary Reduction Contribution Account shall be made only in circumstances under which a withdrawal would not cause the Plan to violate the requirements of Section 401(a) or 401(k) of the Code.

11.06 ADMINISTRATIVE RULES AND PROCEDURES. The Administration Committee may adopt such written administrative rules and procedures applicable to the administration of this Section as it may deem necessary or appropriate. Such rules and procedures may be more restrictive than the provisions of this Section provided that these rules and procedures are nondiscriminatory in effect, prospectively applied and permitted under the Code and regulations thereunder.


                                   ARTICLE 12

                               FIDUCIARIES' DUTIES

12.01 FIDUCIARIES.  The "fiduciaries" of the Plan shall be the following:

          a.   the Employer;

          b.   the Administration Committee;

          c.   the Investment Committee;

          d.   the Trustee; and

          e. such other person or persons that are designated to carry out fiduciary responsibilities under the Plan in accordance with Section 12.03
     b. hereof.

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A fiduciary may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

12.02 ALLOCATION OF RESPONSIBILITIES. The powers and responsibilities of the fiduciaries are allocated as indicated below:

          a. Employer: The Employer shall be responsible for all functions assigned or reserved to it under the Plan and Trust. Any authority assigned or reserved to the Employer under the Plan and the Trust shall be exercised by resolution of the Employer's Board of Directors.

          b. Administration Committee: The Administration Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and the Trust, except with respect to duties and responsibilities specifically allocated to other fiduciaries. The Administration Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust. The Trustee shall follow the Administration Committee's directions unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or Trust Agreement.

          c. Investment Committee: The Investment Committee shall have the responsibility and authority to control the investment of the Trust Fund in accordance with the terms of the Plan and the Trust, except with respect to duties, responsibilities specifically allocated to other fiduciaries. The Investment Committee shall have the authority to issue written directions to the Trustee to the extent provided in the Trust. The Trustee shall follow the Investment Committee's directions, unless it is clear that the actions to be taken under those directions would be violations of applicable fiduciary standards or would be contrary to the terms of the Plan or the Trust.

          d. Trustee: The Trustee shall have the duty and responsibilities set out in the Trust, subject, however, to direction by the Administration and/or Investment Committees as set out in the Trust.

Powers and responsibilities of fiduciaries may be allocated to other fiduciaries in accordance with Section 12.03, or as otherwise provided in the Plan or Trust. This Article is intended to allocate to each fiduciary the individual responsibility for the prudent execution of the functions assigned to it, and none of such responsibilities or any other responsibility shall be shared by two or more of such fiduciaries unless such sharing shall be provided by a specified provision of the Plan or the Trust.

12.03 PROCEDURES FOR DELEGATION AND ALLOCATION OF RESPONSIBILITIES. Fiduciary responsibilities may be allocated as follows:

          a. Each Committee may specifically allocate responsibilities to a specified member or members of the Committee.

          b. Each Committee may designate a person or persons other than a fiduciary to carry out fiduciary responsibilities under the Plan (this authority shall not cause any person or persons employed to perform ministerial acts and services for the Plan to be deemed fiduciaries of the
     Plan).

          c. The Investment Committee may appoint an Investment Manager or managers to manage (including the power to acquire and dispose of) the assets of the Plan (or a portion thereof).

          d. If at any time there be more than one Trustee serving under the Trust, such Trustees may allocate specific responsibilities, obligations, or duties among themselves in such manner as they shall agree.

Any allocation of responsibilities pursuant to this Section shall be made by filing a written notice thereof with the Administration Committee specifically designating the person or persons to whom such responsibilities or duties are allocated and specifically setting out the particular duties and responsibilities with respect to which the allocation or designation is made.

12.04 GENERAL FIDUCIARY STANDARDS. Subject to Section 12.05 hereof, a fiduciary shall discharge his duties with respect to the Plan solely in the interest of the Participants and their beneficiaries and

          a. for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

          b. with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          c. by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          d. in accordance with the documents and instruments governing the Plan, insofar as such documents and instruments are consistent with the provisions of Title I of ERISA.

12.05 LIABILITY AMONG CO-FIDUCIARIES.

          a. General. Except for any liability which he may have under ERISA, a fiduciary shall not be liable for the breach of a fiduciary duty or responsibility by another fiduciary of the Plan except in the following circumstances:

               1. he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

               2. by his failure to comply with the general fiduciary standards set out in Section 12.04 of the Plan in the administration of his specific responsibilities which give rise to his status as a fiduciary, he has enabled such other fiduciary to commit a breach; or

               3. he has knowledge of a breach by such other fiduciary and he does not undertake reasonable efforts under the circumstances to remedy the breach.

          b. Co-Trustees. In the event that there are two or more Trustees serving under the Trust, each should use reasonable care to prevent a co-- Trustee from committing a breach of fiduciary responsibility and they shall jointly manage and control assets of the Plan, except that in the event of an allocation of responsibilities, obligations, or duties, a Trustee to whom such responsibilities, obligations, or duties have not been allocated shall not be liable to any person by reason of this Section 12.05, either individually or as a Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the Trustee to whom such responsibilities, obligations, or duties have been allocated.

          c. Liability Where Allocation is in Effect. To the extent that fiduciary responsibilities are specifically allocated by a fiduciary, or pursuant to the express terms of the Plan to any person or persons, then such fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the fiduciary violated Section 12.04 of the Plan:

               1.   with respect to such allocation or designation,

               2. with respect to the establishment or implementation of the procedure for making such an allocation or designation,

               3.   in continuing the allocation or designation, or

               4. the fiduciary would otherwise be liable in accordance with this Section 12.05.

          d. Liability of Trustee Following Committee Directions. No Trustee shall be liable for following instructions of the Committees given pursuant to Section 12.02(b) and (c) of the Plan.

          e. No Responsibility for Employer Action. Neither the Trustee, nor the Committees, shall have any obligation nor responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, nor for the failure of any of the above person to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan, nor shall the Trustee, nor the Committees be required to collect any contribution required under the Plan, or determine the correctness of the amount of any Employer contribution.

          f. No Duty to Inquire. Neither the Trustee, nor the Committees shall have any obligation to inquire into or be responsible for any action or failure to act on the part of the others.

          g. Liability of Trustee Where Investment Manager Appointed. If an Investment Manager has been appointed pursuant to Section 12.03(c) of the Plan, then neither the Trustee nor the Investment Committee shall be liable for the acts or omissions of such Investment Manager, or be under any obligation to invest or otherwise manage any assets of the Plan which are subject to the management of such Investment Manager.

          h. Successor Fiduciary. No fiduciary shall be liable with respect to any breach of fiduciary duty if such breach was committed before he became a fiduciary or after he ceased to be a fiduciary.


                                   ARTICLE 13

                       EMPLOYER ADMINISTRATION PROVISIONS

13.01 INFORMATION. The Employer shall, upon request or as may be specifically required under the Plan, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committees and Trustee to perform their respective duties and functions under the Plan. The Employer's records as to the current information the Employer furnishes to the Committees and Trustee shall be conclusive as to all persons.

13.02 NO LIABILITY. Subject to Article 16, the Employer assumes no obligation or responsibility to any of the Employees, Participants, or Beneficiaries for any act of, or failure to act, on the part of the Committees or the Trustee.

13.03 EMPLOYER ACTION. Any action required of the Employer shall be by resolution of its Board of Directors or by a person authorized to act by Board resolution.

13.04 INDEMNITY. The Employer indemnifies and saves harmless the Board of Directors, individual Trustee(s), and the members of the Committees, and each of them, from and against any and all loss resulting from liability to which the Board of Directors, individual Trustee(s), and the Committees, or the members of the Board of Directors and Committees, may be subjected by reason of any act or conduct (except willful or reckless misconduct) in their official capacities in the administration of this Plan or the Trust or both including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 13.04 shall not relieve the Board of Directors, individual Trustee(s), or any members of the Committees from any liability he may have under ERISA for breach of a fiduciary duty.

13.05 AMENDMENT TO VESTING SCHEDULE. Although the Employer reserves the right to amend the vesting schedule set out in Section 8.02 at any time, the Employer shall not amend the vesting schedule (and no amendment shall be effective) if the amendment would reduce the nonforfeitable percentage of any Participant's Accounts derived from Employer Matching Contributions (determined as of the later of the date the Employer adopts the amendment or the date the amendment becomes effective) to a percentage less than the nonforfeitable percentage computed under the Plan without regard to the amendment.

In the event the vesting schedule of this Plan is amended, any Participant who has completed at least five Years of Vesting Service may elect to have his Vested Account balance computed under the Plan without regard to such amendment by notifying the Administration Committee in writing during the election period described below. The election period shall begin on the date such amendment is adopted and shall end no earlier than the latest of the following dates:

          a. the date that is sixty days after the day such amendment is adopted;

          b. the date that is sixty days after the day such amendment becomes effective; or

          c. the date that is sixty days after the day the Participant is given written notice of such amendment by the Administration Committee.

Any election made pursuant to this Section 13.05 shall be irrevocable. The Administration Committee, as soon as practicable, shall forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment, and notice of the time within which the Participant must make an election to remain under the prior vesting schedule.


                                   ARTICLE 14

              COMMITTEES - ADMINISTRATION AND INVESTMENT PROVISIONS

14.01 APPOINTMENT OF COMMITTEES.  The Employer shall appoint an
Administration Committee to administer the Plan, and an Investment Committee to direct Plan investments, the members of which may or may not be Participants in the Plan.

14.02 TERM. Each member of each Committee shall serve until his successor appointed. Any member of each Committee may be removed by the Board of Directors, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign upon written notice to the Employer. A member of each Committee who is an employee of the Employer shall cease to be a member of the Committee upon his resignation or termination of employment with the Employer.

14.03 COMPENSATION. The members of the Committees shall serve without compensation for services as such, but the Employer shall pay all expenses of both Committees, including the expenses for any bond required under ERISA. To the extent such expenses are not paid by the Employer, they shall be paid by the Trustee from the Trust Fund.

14.04 POWER OF ADMINISTRATION COMMITTEE Subject to Article 12 of the Plan, the Committee shall have the following powers and duties:

          a. to direct the administration of the Plan in accordance with the provisions set forth below;

          b. to adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

          c. to determine all questions with regard to rights of Employees, Participants, and beneficiaries under the Plan, including but not limited to rights of eligibility of an Employee to participate in the Plan, the value of a participant's Accounts, and the vested Account balance of each Participant;

          d. to enforce the terms of the Plan and the rules and regulations it adopts;

          e. to direct the Trustee as respects the crediting and distribution of the Trust and all other matters within its discretion as provided in the Trust;

          f. to review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

          g. to furnish the Employer with information which the Employer may require for tax or other purposes;

          h. to engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

          i. to prescribe procedures to be followed by distributees in obtaining benefits;

          j. to receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

          k. to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

          l. to maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Account balance under the Plan;

          m. to select a secretary, who need not be a member of the Administration Committee; and

          n. to interpret and construe the Plan and to determine benefit eligibility under the Plan.

14.05 POWER OF INVESTMENT COMMITTEE. The Investment Committee shall have the following powers and duties:

          a. to direct the Trustee in the investment, reinvestment, and disposition of the Trust Fund as provided in the Trust;

          b. to furnish the Employer with information that the Employer may require for tax or other purposes;

          c. to engage the service of counsel (who may, if appropriate, be counsel for the Employer) and agents whom it may deem advisable to assist with the performance of its duties;

          d. to receive and review reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee;

          e. to engage the services of an Investment Manager or Managers (as defined in ERISA Section 3(38)), each of whom shall have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

          f. to select a secretary, who need not be a member of the Investment Committee; and

          g. to exercise the voting rights with respect to the common stock of the Employer held in the Trust as a result of Employer Matching Contributions, except in shareholder decisions involving corporate takeovers, mergers, or dissolutions of the Employer or its affiliates.
     Such voting rights shall be exercised by proxy individually issued to Participants having shares in their Employer Matching Contribution Accounts.

     The Investment Committee may instruct the Trustee to pass the voting rights through to Participants having a vested interest in such stock in any situation in which a potential conflict of interest may arise between any fiduciary and the Participants in the exercise of such voting rights.

          h. to interpret and construe the Plan with respect to the investment, reinvestment and disposition of Plan assets.

14.06 MANNER OF ACTION. The decision of a majority of the members of each Committee appointed and qualified shall control. In case of a vacancy in the membership of the Committees, the remaining members of the respective Committee may exercise any and all of the powers, authorities, duties, and rights conferred upon such Committee pending the filling of the vacancy. The Committees may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. Each Committee shall maintain adequate records of its decisions.

14.07 AUTHORIZED REPRESENTATIVE. Each Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters, or other documents. Each Committee must evidence this authority by an instrument signed by all its respective members and filed with the Trustee.

14.08 NONDISCRIMINATION. The Administration Committee shall administer the Plan in a uniform, nondiscriminatory manner for the exclusive benefit of the Participants and their beneficiaries.

14.09 INTERESTED MEMBER. No member of the Administration Committee may decide or determine any matter concerning the distribution, nature, or method of settlement of his own benefits under the Plan unless there is only one person acting alone in the capacity as the Investment Committee.

14.10 FUNDING POLICY. The Investment Committee shall review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Investment Committee shall communicate annually to the Trustee and to any Plan Investment Manager, if any, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

14.11 INDIVIDUAL STATEMENT.  As soon as practicable after each Valuation
Date, the Administration Committee shall deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accounts in the Trust as of that date and such other information as may be required under ERISA. No Participant, except a member of the Administration or Investment Committee, shall have the right to inspect the records reflecting the Account of any other Participant.

14.12 BOOKS AND RECORDS. The Administration Committee shall maintain, or cause to be maintained, records which will adequately disclose at all times the state of the Trust Fund and of each separate interest therein. The books, forms, and methods of accounting shall be the responsibility of the Administration Committee.


                                   ARTICLE 15

                                    THE TRUST

15.01 PURPOSE OF THE TRUST FUND.. A Trust Fund, including various subfunds as determined by the Investment Committee shall be created and maintained for the purposes of the Plan, and the assets of the Trust Fund shall be invested in accordance with the terms of the Trust. All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund.

15.02 APPOINTMENT OF TRUSTEE.  The Trustee(s) shall be appointed by the
Board of Directors to administer the Trust Fund. The Trustee's obligations, duties, and responsibilities shall be governed solely by the terms of the Trust agreement.

15.03 EXCLUSIVE BENEFIT OF PARTICIPANTS. Subject to other applicable provisions of the Plan, the Trust Fund will be used and applied only in accordance with the provisions of the Plan to provide benefits to Plan Participants and their beneficiaries and no part of the corpus or income of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and their beneficiaries and with respect to expenses of administration of the Plan. Notwithstanding any provision of the Plan to the contrary, the Employer reserves the right to recover any amounts held in a suspense account at the termination of the Trust Fund that cannot be allocated to the accounts of Participants and their beneficiaries in the year of termination of the Plan because of the limitations contained in Section 415 of the Code.

15.04 BENEFITS SUPPORTED ONLY BY THE TRUST FUND. Any person having any claim under the Plan must look solely to the assets of the Trust Fund for satisfaction.


                                   ARTICLE 16

                      PARTICIPANT ADMINISTRATIVE PROVISIONS

16.01 BENEFICIARY DESIGNATION. Each Participant may, from time to time, designate, in writing, a Beneficiary to whom the Trustee shall pay his Accounts in the Trust Fund in the event of his death. The Administration Committee shall prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Administration Committee, it effectively shall revoke all designations filed prior to that date by the same Participant. As a condition to any married Participant designating a Beneficiary other than his spouse, the

Administration Committee shall require the spouse's written and notarized consent, as required by the Code.

16.02 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 16.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee shall pay the Participant's Accounts in lump sum to the legal representative or representatives of the estate of the Participant. The Administration Committee, in its sole discretion, shall direct the Trustee as to whom the Trustee shall make payment under this Section.

16.03 PERSONAL DATA TO ADMINISTRATION COMMITTEE. Each Participant and Beneficiary must furnish to the Administration Committee such evidence, data, or information as the Administration Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of the Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true, and complete evidence, data, and information when requested by the Administration Committee, provided the Administration Committee shall advise each Participant of the effect of his failure to comply with its request.

16.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Administration Committee, in writing, his post office address, and each subsequent change of such post office address. Any payment or distribution under the Plan and any communication addressed to a Participant or his Beneficiary at the last address filed with the Administration Committee (or if no such address has been filed, then the last address indicated on the records of the Employer) shall be deemed to have been delivered to the Participant or his Beneficiary on the date that such distribution or communication is deposited in the United States Mail, postage prepaid.

16.05 ALIENATION. No benefit payable under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, except to the extent provided under a qualified domestic relations order, prior to actually being received by the person entitled to the benefit under the terms of the Plan. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder, except to the extent that under a qualified domestic relations order the Trustee is required to pay over a Participant's Accounts to an alternate payee. In the event the Employer or the Trustee receives written notice of an adverse claim to a benefit distributable or being paid to a Participant, former Participant or Beneficiary, the Trustee may suspend payment of such benefit until such matter is resolved to the satisfaction of the Trustee.

16.06 LITIGATION AGAINST THE TRUST. If any legal action filed against the Trustee, Board of Directors, or the Committees or against any member or members of the Committee or Board of Directors, by or on behalf of any Participant or Beneficiary results adversely to the Participant or to the Beneficiary, the Trustee shall reimburse itself, the Board of Directors,

Committee, and any member or members of the Committee or Board of Directors all costs and fees expended by it or them by surcharging all costs and fees against the sums payable under the Plan to the Participant or to the Beneficiary but only to the extent a court of competent jurisdiction specifically authorizes and directs any such surcharges and only to the extent permitted under Section 401(a)(13) of the Code and the applicable provisions of ERISA.

16.07 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan, the Plan description, the Trust Agreement, the latest annual report, and any bargaining agreement, contract, or any other instrument under which the Plan was established or is operated. The Administration Committee will maintain all of the items listed in this Section in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Administration Committee shall furnish him with a copy of any item listed in this Section. The Administration Committee may make reasonable charge to the requesting person for the copy so furnished.

16.08 BENEFICIARY'S RIGHT TO INFORMATION. A Beneficiary's right to (and the Committee's, or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan shall not arise until he first becomes entitled to receive a benefit under the Plan.

16.09 CLAIMS PROCEDURE. Prior to or upon becoming entitled to receive a benefit under the Plan, a Participant or Beneficiary shall file a claim for such benefit with the Administration Committee at the time and in the manner prescribed by the Administration Committee. Notwithstanding the foregoing, the Administration Committee may direct the Trustee to commence payment of a Participant's or Beneficiary's benefits without requiring the filing or a claim if the Administration Committee has knowledge of such Participant's or Beneficiary's whereabouts.

16.10 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Administration Committee shall provide adequate notice in writing to any Participant or to any Beneficiary ("claimant") whose claim for benefits under the Plan has been denied. Such notice must be sent within ninety days of the date the claim is received by the Administration Committee unless special circumstances require an extension of time for processing the claim. Such extension shall not exceed ninety days and no extension shall be allowed unless, within the initial ninety day period, the claimant is sent an extension notice indicating the special circumstances requiring the extension and specifying a date by which the Administration Committee expects to render its final decision. The Administration Committee's notice of denial to the claimant shall set forth:

          a.   the specific reason or reasons for the denial;

          b. specific references to pertinent Plan provision on which the Administration Committee based its denial;

          c. a description of any additional material and information needed for the claimant to perfect his claim and an explanation of why the material or information is needed;

          d.   a statement that the claimant may:

               1.   request a review upon written application to the Committee;

               2.   review pertinent Plan documents; and

               3.   submit issues and comments in writing, and

          e. that any appeal the claimant wishes to make of the adverse determination must be in writing to the Administration Committee within sixty days after receipt of the Administration Committee's notice of denial of benefits. The Administration Committee's notice must further advise the claimant that his failure to appeal the action to the Administration Committee in writing within the sixty day period will render the Administration Committee's determination final, binding, and conclusive.

If the claimant should appeal to the Administration Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Administration Committee shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Administration Committee shall advise the claimant in writing of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within sixty days of the claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty day period infeasible, but in no event shall the Administration Committee render a decision regarding the denial of a claim for benefits later than 120 days after its receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the date the extension period commences.

The Administration Committee's notice of denial of benefits shall identify the name of each member of the Administration Committee and the name and address of the Administration Committee member to whom the claimant may forward his appeal.

16.11 PLACE OF PAYMENT AND PROOF OF CONTINUED ELIGIBILITY.  As required by
Section 16.04, each Participant and Beneficiary shall file with the Administration Committee from time to time in writing his post office address and each change of post office address. Any check representing payment under the Plan and any communication addressed to a Participant, a former Participant, or Beneficiary at its last address filed with the Administration Committee, or if no such address has been filed, then at his last address as indicated on the records of the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited in the United States mail, postage prepaid. If the Administration Committee, for any reason, is in doubt as to whether payments under the Plan are being received by the person entitled thereto, it shall, by certified or registered mail addressed to the person concerned, at his address last known to the Administration Committee, notify such person that all unmailed and future Plan benefit payments shall be withheld until he provides the Administration Committee with evidence of his entitlement to such benefit and his proper mailing address.

16.12 NO RIGHTS IMPLIED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, shall give any Employee, Participant, or any Beneficiary any right to continued employment, any legal or equitable right against the Trustee, or its agents or employees, except as expressly provided by the Plan, the Trust or ERISA.


                                   ARTICLE 17

                            AMENDMENT OR TERMINATION

17.01 RIGHT TO AMEND.

          a. The Board reserves the right at any time and from time to time (and retroactively if deemed necessary or appropriate to meet the requirements of Section 401(a) of the Code and of ERISA, and any similar provisions of subsequent revenue or other laws, or the rules and regulations from time to time in effect under any of such laws or to conform with governmental regulations or other policies), to modify or amend, in whole or in part, any or all of the provisions of the Plan.

          b. No such modification or amendment, however, shall make it possible for any part of the corpus or income of the fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their beneficiaries under the Plan prior to the satisfaction of all liabilities with respect thereto. Moreover, no amendment or modification shall make it possible to deprive any Participant of a previously accrued benefit (including an optional form of benefit).

          c. The Administration Committee may adopt amendments which do not significantly affect the cost of the Plan and which may be necessary or appropriate to qualify or maintain the Plan and any trust which may form a part of the Plan as a plan and trust meeting the requirements of Sections 401(a) and 501(a) of the Code.

17.02 RIGHT TO TERMINATE PLAN. The Board reserves the power to terminate the Plan at any time with respect to any or all Employers. Unless the Plan is sooner terminated, a successor to the business or any portion thereof of an Employer, by whatever form or manner resulting, with the written consent of the Company, may continue the Plan and become a party to the trust agreement by executing appropriate supplemental agreements and other documents, and such successor shall succeed to all applicable rights, powers and duties of such Employer with relation thereto. The employment of any Participant who is continued in the employ of such successor shall not be deemed to have been terminated or severed for any purpose of the Plan.

17.03 OBLIGATIONS UPON MERGER, CONSOLIDATION OR TRANSFER. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall be entitled to receive a benefit if the Plan were to terminate immediately after the merger, consolidation, or transfer, which is not less than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation, or transfer.

17.04 OBLIGATIONS UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE.

          a. While each Employer intends to continue the Plan indefinitely, nevertheless it assumes no contractual obligation as to the Plan's continuance. In the case of any termination, partial termination or complete discontinuance of contributions, each Participant who is then an Employee and who is affected by the termination, partial termination or complete discontinuance of contributions shall have a 100% nonforfeitable interest in the value of all amounts credited to his Participant's Account.

          b. At the direction of the Administration Committee after any such discontinuance, and after payment of, or appropriate reserve for, the expenses of any such discontinuance the dollar value of each Participant's Account shall be paid in cash to each Participant, or, if he is then deceased, to his Beneficiary.

          c. Notwithstanding the foregoing, a Participant's Account shall not be distributed pursuant to a termination, partial termination or complete discontinuance of contributions if the distribution would be contrary to the requirements of Section 401(k) of the Code and the applicable Treasury Regulations thereunder.

17.05 CONTINUED FUNDING AFTER PLAN TERMINATION. Anything in the Plan to the contrary notwithstanding, no Employer, upon any termination or partial termination of the Plan, shall have any obligation or liability whatsoever to make any further payments for the benefit of Participants (including all or any part of any contributions payable prior to any termination of the Plan), to the Trustee for benefits under the Plan. Neither the Trustee, the Board, the Administration Committee, nor any Participant, Employee, nor Beneficiary, shall have any right to compel an Employer to make any payment after the termination or partial termination of the Plan.

17.06 DISTRIBUTION UPON DISPOSITION OF ASSETS OR SUBSIDIARY.
Notwithstanding any provision of the Plan to the contrary and in accordance with the provisions of Section 401(k)(2)(B)(i)(II) of the Code, a Participant's Account may be distributed to the Participant as soon as administratively feasible after the sale or other disposition of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed if the Participant is no longer employed by the Employer or an affiliated Employer who has adopted the Plan and the assets were not sold to a related employer. The Account of a Participant employed by a subsidiary of an Employer may be distributed to the Participant as soon as administratively feasible after the sale or other disposition of the Employer's interest in the subsidiary to an entity that is not a related Employer as long as the Participant continues employment with such subsidiary.


                                   ARTICLE 18

                               GENERAL PROVISIONS

18.01 NO CONTRACT OF EMPLOYMENT. The Plan shall not be deemed to constitute a contract between the Employer and any Employee. It is not a promise of continued employment by the Employer or of continued benefits as an Employee. Employees are employees "at will," and the Employer remains free to change benefits under the Plan without being required to consult anyone and without obtaining anyone's agreement. The Employer has and shall continue to have the absolute right and authority to dismiss any Employee at any time with or without cause, without regard to the effect which such action may have upon an Employee as a Participant of the Plan.

18.02 NO ALIENATION OF BENEFITS. Except as may otherwise be provided by ERISA and the Code, no distribution or payment under the Plan to any Participant, Beneficiary, or joint or contingent annuitant, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment voluntarily or involuntarily, the Administration Committee, in its discretion, may hold or cause to be held or applied such distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Administration Committee shall direct.

Notwithstanding the foregoing, the right to a benefit payable with respect to a Participant pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code and described in Section 21.02 of the Plan) may be credited, assigned or recognized. The Administration Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders in a manner consistent with Section 414 (p) of the Code.

18.03 INCAPACITY. If any person entitled to receive any benefits hereunder is a minor, or is in the judgment of the Administration Committee, legally, physically or mentally incapable of personally receiving and receipting for any distribution, the Administration Committee may instruct the Trustee to make distribution to such other person, persons or institutions as, in the judgment of the Administration Committee, are then maintaining or who have custody of such person. As a condition to the issuance of such instruction for the distribution to such other person or institution, the Administration Committee may require such person or institution to exhibit or to secure an order, decree, or judgment of a court of competent jurisdiction with respect to the incapacity of the person who would otherwise be entitled to receive the benefits. Payments made pursuant to this provision shall completely discharge the Plan, Administration Committee, and Trustee.

18.04 SOLE SOURCE OF BENEFITS. The Fund shall be the sole source(s) of benefits under this Plan, and each Employee, Participant, Beneficiary, or any other person who shall claim the right to any payment or benefit under this Plan shall be entitled to look only to the Fund for the payment of benefits. Except as may be otherwise provided by ERISA or other applicable law, the Employer shall have no liability to make or continue from its own funds the payment of any benefit under the Plan.

18.05 ADDRESS OF PAYEE UNKNOWN. If the Trustee is unable to make payment to any Participant or other person to whom a payment is due under the Plan because it cannot ascertain the identity or whereabouts of such Participant or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so mailed to the last known address of such Participant or other person as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Participant or other person shall be forfeited 24 months after the date such payment first became due; provided, that such payment and any subsequent payments shall be reinstated retroactively, no later than 60 days after the date on which the Participant or person is identified or located.

18.06 SERVICE IN MORE THAN ONE PLAN CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and any trust agreement which provides for the Fund.

18.07 INTENT TO QUALIFY. The Employer intends that the Plan (including the trust agreement forming a part thereof) shall be a profit sharing plan of an employer for the exclusive benefit of its employees or their beneficiaries as provided for in Section 401(a) of the Code, or as may be provided for in any similar provisions of subsequent revenue laws, and that the Fund, if any, shall be a qualified trust and exempt from taxation under Section 501(a) of the Code, or as may be provided for in any similar provisions of subsequent laws.


                                   ARTICLE 19

                      ROLLOVER CONTRIBUTIONS AND TRANSFERS

19.01 ROLLOVER OF FUNDS FROM OTHER PLANS.  In the event that an individual:

          a.   becomes an Employee (i) eligible to participate in the Plan, or
     (ii) not eligible to participate in the Plan solely because he has not yet completed a Year of Eligibility Service or does not elect to make Salary Reduction Contributions,

          b.   shall have been a participant in an employer's plan described in
     Section 401(a) of the Code, which is exempt from tax under Section 501(a) of the Code,

          c. received from such trust a distribution which qualifies for rollover treatment in accordance with the Code, and

          d. such distribution consists of (i) money, or (ii) other property, but only if the other property has been sold and converted to money following the distribution,

then, the eligible Employee may transfer any portion of the distribution to this Plan on or before the 60th day after the day on which he received such property, and upon receipt by the Plan, such amount shall be credited to the Rollover Contribution Account established under the Plan. The eligible Employee shall have a 100% vested and nonforfeitable right to all amounts credited to his Rollover Contribution Account as a result of such transfer.

19.02 ROLLOVER OF FUNDS FROM CONDUIT INDIVIDUAL RETIREMENT ACCOUNT (IRA). In the event that an individual:

          a.   becomes an Employee (i) eligible to participate in the Plan, or
     (ii) not eligible to participate in the Plan solely because he has not yet completed a Year of Eligibility Service or does not elect to make Salary Reduction Contributions,

          b. shall have established an individual retirement account or individual retirement annuity (hereinafter collectively referred to as an "IRA") described in Sections 408(a) and 408(b), respectively, of the Code, which IRA is comprised solely of amounts constituting a rollover contribution of a distribution from an employer's plan described in Section 401(a) of the Code, which is exempt from tax under Section 501(a) of the Code, or an annuity plan described in Section 403(a) of the Code, and

          c. received from such IRA the entire amount of the account or the entire value of the annuity, including any earnings on such sums, pursuant to Section 408(d)(3)(A)(ii) of the Code,

then, the eligible Employee may transfer the entire amount received in such distribution to this Plan (for the benefit of such individual) on or before the 60th day after the day on which he received such payment or distribution, and upon receipt by the Plan, such amount shall be credited to the Rollover Contribution Account established under the Plan. The eligible Employee shall have a 100% vested and nonforfeitable right to all amounts credited to his Rollover Contribution Account as a result of such IRA rollover.

19.03 TRANSFERS DIRECTLY FROM OTHER PLANS. There may be transferred directly from the trustee of any other qualified plan to the Trustee, subject to the approval of the Administration Committee and the Trustee, all or any of the assets, including voluntary contributions, if any, held (whether by trustee, custodian or otherwise) under the Plan for any eligible Employees who are, or are about to become, Participants in the Plan; provided, that the transfer satisfies Section 411(d)(6) of the Code. A separate account shall be established for such assets for each eligible Employee.

Notwithstanding the foregoing, an eligible Employee may not transfer any amount which, if transferred into this Plan would cause the Plan to be a direct or indirect transferee plan, within the meaning of Section 401(a)(11)(B)(iii)(III) of the Code and any regulations or rulings effective thereunder, of a plan described in Section 401(a)(11)(B)(i) or (ii) of the Code. Transfers pursuant to this Section may be made regardless of whether the eligible Employee has satisfied the service requirement of this Plan.

19.04 MISTAKEN ROLLOVER. If it is determined that a Participant's rollover contribution did not qualify under the Code as a tax free rollover, then as soon as reasonably possible the balance in the Participant's Rollover Account shall be:

          a.   segregated from all other Plan assets,

          b. treated as a non-qualified trust established by and for the benefit of the Participant, and

          c.   distributed to the Participant.

Such a mistaken rollover contribution shall be deemed never to have been a part of the Plan and shall not adversely affect the tax qualification of the Plan under the Code.


                                   ARTICLE 20

                              TOP-HEAVY PROVISIONS

20.01 TOP-HEAVY PLAN DEFINED. This Article shall apply if the Plan is a "Top-Heavy Plan" as hereinafter provided. The Plan shall be a Top-Heavy Plan in a Plan Year if, as of the Determination Date, the present value of the cumulative accrued benefits (as calculated below) of all Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the Plan of all Employees and Key Employees, but excluding the value of the accrued benefits of former Key Employees. All plans that are part of the Required Aggregation Group shall be treated as a single plan.

Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is Top-Heavy, the accrued benefit of a Non-Key

Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the affiliated employers, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

For this purpose, the present value of an Employee's accrued benefit is equal to the sum of a. and b. below:

          a. the sum of (i) the present value of an Employee's accrued retirement income in each defined benefit plan which is included in the Required Aggregation Group determined as of the most recent valuation date within the 12 month period ending on the Determination Date and as if the Employee had terminated service as of such valuation date and (ii) the aggregate distribution made with respect to such Employee during the 5 year period ending on the Determination Date from all defined benefit plans included in the Required Aggregation Group and not reflected in the value of his accrued retirement income as of the most recent valuation date. In determining present value for all plans in the Required Aggregation Group, the actuarial assumptions set forth for this purpose in the Employer's defined benefit plan shall be utilized and the commencement date shall be determined taking any nonproportional subsidy into account; and

          b. the sum of (i) the aggregate balance of his accounts in all defined contribution plans which are part of the Required Aggregation Group as of the most recent valuation date within the 12 month period ending on the Determination Date, (ii) any contributions allocated to such an account after the valuation date and on or before the Determination Date and (iii) the aggregate distributions made with respect to such Employee during the 5 year period ending on the Determination Date from all defined contribution plans which are part of the Required Aggregation Group and not reflected in the value of his account(s) as of the most recent valuation date.

20.02 OTHER DEFINITIONS. For the purposes of this Article, the following terms shall have the following meanings:

          a.   "Determination Date" means the last day of the preceding Plan
     Year.

          b. "Employee" means (i) a current employee or (ii) a former employee who performed services for the Employer during the Plan Year containing the Determination Date or any of the 4 preceding Plan Years.

          c. "Key Employee" means an Employee, a former Employee, or the Beneficiary under the Plan of a former Employee who, in the Plan Year containing the Determination Date, or any of the four preceding Plan Years, is:

               1. an officer of the Employer having an annual Compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year. Not more than 50 Employees or, if lesser, the greater of 3 Employees or 10% of the Employees shall be considered as officers for purposes of this subparagraph.

               2. one of the 10 Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in the Employer, which is more than .5% ownership interest in value, and whose Compensation equals or exceeds the maximum dollar limitation under Section 415(c)(1)(A) of the Code as in effect for the calendar year in which the Determination Date falls.

               3.   a 5% owner of the Employer.

               4. a 1% owner of the Employer having an annual Compensation from the Employer of more than $150,000.

     Whether an Employee is a 5% owner or a 1% owner shall be determined in accordance with Section 416(i) of the Code.

          d.   "Non-Key Employee" means an Employee who is not a Key Employee.

          e.   "Required Aggregation Group" means

               1. each stock bonus, pension, or profit sharing plan of the Employer in which a Key Employee participates and which is intended to qualify under Section 401(a) of the Code; and

               2. each other such stock bonus, pension or profit sharing plan of an Employer which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

20.03 TOP-HEAVY CONTRIBUTIONS. Solely in the event that a Non-Key Employee is not covered by a defined benefit plan of the Employer which provides the minimum benefit required by Section 416(c)(1) of the Code during a Plan Year in which this Plan is a Top-Heavy Plan, the Employer contributions and forfeitures allocated to each such Non-Key Employee who has not separated from service by the end of the Plan Year shall be equal to not less than the lesser of:

          a.   3% of such Participant's Compensation in the Plan Year, or

          b. the percentage of such Participant's Compensation in the Plan Year which is equal to the percentage at which contributions and forfeitures are made to the Key Employee for whom such percentage is the highest for the year.

The percentage referred to in subparagraph b. above shall be determined by dividing the contributions and forfeitures allocated to the Key Employee by such Employee's Compensation.

The Employer shall make such additional contributions to the Plan as shall be necessary to make the allocation described above. The provisions of this section apply without regard to contributions or benefits under Social Security or any other Federal or State law. An adjustment may be made to this Section, as permitted under Treasury Regulations, in the event an Employee is also entitled to an increased benefit in any other Top Heavy plan while it is in the Aggregation Group with this Plan.

A Non-Key Employee who is otherwise entitled to a minimum contribution under this Section shall not fail to receive the required minimum contribution because the Employee is excluded from participation because the Employee failed to make elective Salary Reduction Contributions under the Plan or because the Employee failed to accrue 1000 Hours of Service during the Plan Year.

20.04 ADJUSTMENT TO LIMITATION ON ANNUAL ADDITIONS.

          a. If the Employer also maintains a qualified defined benefit plan (as defined in Section 3(35) ERISA and Section 414(j) of the Code) and which is not part of a floor-offset arrangement (as defined in Section 414(k) of the Code), then the denominator of both the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, as set forth in Section 4.08, for the limitation year ending in such Plan Year will be adjusted by substituting 1 for 1.25 in each place the figure occurs.

          b. The adjustments referred to in subparagraph a. are not required if:

               1. the Plan would not be Top Heavy if 90% were substituted for 60% in Section 20.01, and

               2. Section 20.03, a. is adjusted by substituting 4% for 3% where the figure occurs.

          c. The adjustments referred to in subparagraph a. above do not apply to any Participant as long as no Employer contributions, forfeitures, salary deferrals, or nondeductible voluntary contributions are allocated to such Participant's Accounts and the Participant does not accrue any benefits under any defined benefit plan maintained by the Employer.


                                   ARTICLE 21

                   QUALIFIED DOMESTIC RELATIONS ORDERS (QDROS)

21.01 TERMS OF QDRO. The provisions of Section 18.02 shall not be applicable to a Qualified Domestic Relations Order, and payment of benefits shall be made in accordance with the terms of such order provided that such order:

          a. creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the Account Balance payable to a Participant under the Plan;

          b.   clearly specifies:

               1. the name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

               2. the amount or percentage of the Participant's Account Balance to be paid by the Plan to each such Alternate Payee or the manner in which such amount or percentage is to be determined;

               3. the period to which such order applies, and the Valuation Date on which the division shall be made; and

               4.   the name of the Plan to which such order applies;

          c. does not require the Plan to provide any type or form of distribution, or any option, not otherwise provided under the Plan;

          d. does not require the Plan to provide increased benefits (other than investment earnings of the Alternate Payee's separate account); and

          e. does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

21.02 QDRO DEFINITIONS. The following terms shall have the following meanings for purposes of this Article:

          a. "Qualified Domestic Relations Order" means any judgment decree or order (including approval of a property settlement agreement) which:

               1. relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant;

               2. is made pursuant to a state domestic relations law (including a community property law); and

               3.   which meets the requirements of the foregoing Section 21.01.

          b. "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the Account Balance payable under the Plan with respect to such Participant.

21.03 PAYMENTS PRIOR TO SEPARATION FROM EMPLOYMENT. In the case of any payment made before a Participant has separated from the service of the Employer, a Qualified Domestic Relations Order shall not be considered as failing to meet the requirements of Section 21.01 solely because such order requires that a distribution be made to an Alternate Payee:

          a. on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age (as hereafter defined);

          b. as if the Participant had retired on the date on which such distribution is to be made under such order (but taking into account only the value of the Account Balance standing to the Participant's credit on such date); and

          c. in any form in which such distribution may be paid under the Plan to the Participant.

For purposes of this Section, the term "Earliest Retirement Age" means the earlier of (i) the date on which the Participant is entitled to a distribution under the Plan, or (ii) the later of (1) the date the Participant attains age 50, or (2) the earliest date on which the Participant could begin receiving benefits under the Plan if he separated from service. Notwithstanding the foregoing, the Plan specifically permits distribution to an alternate payee under a Qualified Domestic Relations Order (without regard to whether the Participant has attained his Earliest Retirement Age) in the same manner that is provided for a Participant who has separated from service.

21.04 TREATMENT OF FORMER SPOUSE. To the extent provided in any Qualified Domestic Relations Order:

          a. the former spouse of a Participant shall be treated as a "surviving spouse" of such Participant for purposes of Section 401(a)(11) and 417 of the Code, and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes; and

          b. if married for at least 1 year to the Participant, such former spouse shall be treated as meeting the requirements of Section 417(d) of the Code.

21.05 NOTIFICATION OF RECEIPT OF ORDER. The Administration Committee shall promptly notify a Participant and any other Alternate Payee of the receipt of a Qualified Domestic Relations Order and of the Plan's procedure for determining whether the order meets the requirements of a Qualified Domestic Relations Order under this Article. Within a reasonable period of time after the receipt of such order, the Administration Committee, in accordance with such


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procedures as it shall from time to time establish, shall determine whether such order meets the requirements of a Qualified Domestic Relations Order under this Article and shall notify the Participant and each Alternate Payee of such determination.

21.06 SEPARATE ACCOUNTING. During any period of time in which the issue of whether a domestic relations order meet the requirements of a Qualified Domestic Relations Order under this Article is being determined by a court of competent jurisdiction, the Administration Committee shall separately account for the amounts (hereafter referred to as the "segregated amounts") which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order under this Article. If within 18 months such order is determined to be a Qualified Domestic Relations Order under this Article, the Administration Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. If within 18 months it is determined that such order is not a Qualified Domestic Relations Order under this Article, or the issue as to whether such order so qualifies is not resolved, the Administration Committee shall pay the segregated amount (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified Domestic Relations Order under this Article which is made after the end of the 18 month period, shall be applied prospectively only.


                                   ARTICLE 22

                             EMPLOYER PARTICIPATION

22.01 ADOPTION BY EMPLOYERS. Subject to the further provisions of this Article, any corporation with employees, now in existence or hereafter formed or acquired, which is a member of an affiliated group of corporations (within the meaning of section 1504(a) of the Code) of which the Company is the common parent corporation and which is otherwise legally eligible, may, with the consent and approval of the Board of Directors, by formal resolution and decision of its own board of directors, adopt the Plan and the Trust, for all or any classification of its employees and thereby, from and after the specified effective date of the adoption, become an Employer under this Plan. Such adoption shall be effectuated by and evidenced by a formal resolution of the Board of Directors of the Company consenting to and containing or incorporating by reference such formal resolution or decision of the adopting corporation.
The adoption resolution or decision shall become, as to such adopting corporation and its employees, a part of the Plan as then or subsequently amended. It shall not be necessary for the adopting corporation to sign or execute the Plan document or any amendment thereto. The effective date of the Plan for any such adopting corporation shall be that stated in the resolution or decision of adoption of the adopting corporation, and from and after such effective date the adopting corporation shall assume all the rights, obligations and liabilities of the Employer under the Plan as to its employees. The administrative powers and control granted to the Company under the Plan, as now or hereafter provided, including the sole right of amendment of the Plan and Trust and of appointment and removal of the Administration Committee and its successors, shall not


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

be diminished by reason of the participation of any such adopting corporation in the Plan and Trust.

22.02 WITHDRAWAL BY EMPLOYER. Any Employer, by action of its board of directors and upon notice to the Company and the Trustee, may withdraw from the Plan and Trust at anytime without affecting other Employers not withdrawing, by complying with the provisions of the Plan. Termination of the Plan as it relates to any Employer upon its withdrawal shall be governed by the provisions of Article 17. A withdrawing Employer may arrange for the continuation of this Plan and Trust by itself or its successor in separate form for its own Employees, with such amendments, if any, as it may deem proper or may arrange for continuation of the Plan and Trust by merger with an existing plan and trust qualified under sections 401(a) and 501(a) of the Code and transfer of such portion of the Trust assets as the Administration Committee determines are allocable to the Employer and its Employee-Participants. The Company may, in its absolute discretion, by resolution of its Board of Directors, terminate an Employer's participation at any time when the Employer is no longer a member of the affiliated group which qualifies it to adopt the Plan under Section 22.01 or when in its judgment such Employer fails or refuses to discharge its obligations under the Plan following such prior notice and opportunity to cure as may be appropriate under the circumstances.

22.03 ADOPTION CONTINGENT UPON INITIAL AND CONTINUED QUALIFICATION. The adoption of the Plan and Trust by a corporation as provided in Section 22.01 is made contingent and subject to the condition precedent that the adopting corporation meets all the statutory requirements for qualified plans under the Code for its employees. The adopting corporation may, or at the request of the Company shall, request an initial letter of determination from the appropriate District Director of the Internal Revenue Service to the effect that the Plan and Trust, as herein set forth or as amended with respect to the adopting corporation, meet the requirements of the applicable federal statutes for tax qualification purposes for such adopting corporation and its employees. In the event the Plan or the Trust in their operation, become disqualified for any reason as to such adopting corporation and its employees, the portion of the Trust Fund allocable to them shall be segregated as soon as is administratively feasible, pending either (1) the prompt requalification of the Plan and Trust as to such corporation and its employees to the satisfaction of the Internal Revenue Service, so as not to affect the continued qualified status of the Plan and Trust as to all other Employee or (2) as provided in Section 22.02 above, the prompt withdrawal of such corporation from this Plan and Trust and a continuation by itself or its successor of its plan and trust separate and apart from this Plan and Trust, or by merger with another existing qualified plan are trust accompanied by a transfer of its segregated portion of Trust assets, or
(3) the prompt termination of the Plan and Trust as to itself and its Employees.

22.04 NO JOINT VENTURE IMPLIED. The adoption of the Plan by any Employer shall not create a joint venture or partnership between it and any other Employer. Any rights, duties, liabilities and obligations assumed or incurred hereunder by any Employer, or imposed upon any Employer by the provisions or the Plan, shall relate to and affect such Employer alone.


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

                                   ARTICLE 23

                                  MISCELLANEOUS

23.01 EXECUTION OF RECEIPTS AND RELEASES. Any payment to any Participant, or to his legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan and Trust. The Administration Committee may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

23.02 NO GUARANTEE OF INTEREST. Neither the Trustee, the Administration Committee, the Investment Committee, nor the Employer guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Administration Committee and the Trustee to make any payment from the Trust Fund is limited to the then available assets of the Trust.

23.03 PAYMENT OF EXPENSES. All expenses incident to the administration, termination, protection of the Plan and Trust, including but not limited to legal, accounting, and Trustee fees, shall be paid by the Employer, except that in case of failure of Employer to pay the expenses, they will be paid from the Trust Fund, and until paid, shall constitute a first and prior claim and lien against the Trust Fund.

23.04 EMPLOYER RECORDS. Records of the Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and Compensation will be conclusive on all persons, unless determined to be incorrect.

23.05 INTERPRETATIONS AND ADJUSTMENTS. To the extent permitted by law, an interpretation of the Plan and a decision on any matter within the Administration Committee's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

23.06 UNIFORM RULES. In the administration of the Plan, uniform rules will be applied to all Participants similarly situated.

23.07 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

23.08 SEVERABILITY. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan,


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

but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

23.09 NOTICE. Any notice required to be given herein by the Trustee, the Employer, or the Committees, shall be deemed delivered when (a) personally delivered, or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

23.10 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

23.11 SUCCESSORS. The Plan shall be binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Committees, and their successors.

23.12 HEADINGS. The titles and headings of Articles and Sections are included for convenience or reference only and are not to be considered in construction of the provisions hereof.

23.13 GOVERNING LAW. All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute.


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

     IN WITNESS WHEREOF, MICHAELS STORES, INC. has caused this Plan to be signed by its duly authorized officer this 18th day of February, 1994.

                                   MICHAELS STORES, INC.


                                   By: /s/ Jack E. Bush
                                       ----------------------------------------
                                   Its: President and Chief Operating Officer
                                       ----------------------------------------


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

                                   APPENDIX I

     Employment by any of the following immediately preceding employment by the Employer will affect the Employment Commencement Date:


                              Answer Systems, Inc;
                Central Staff, Inc. (formerly Executive Records)
                   Decision Systems, Inc. and its predecessors
                            Financial Marketing, Inc.
                    Fourth Generation Software Services, Inc.
                                    GRI, Inc.
              Informatics General Corporation and its predecessors
          Informatics General Systems Corporation and its predecessors
                        Knowledge Systems Concepts, Inc.
                             Lakestone Systems, Inc.
                        Management Control Systems, Inc.
                       Metro-Mark Integrated Systems, Inc.
                          National Systems Corporation
                                Net America Corp.
                            Pacesetter Systems, Inc.
                            Peoples Restaurants, Inc.
                                   Photomatrix
                             Restaurant Property Co.
                      SSI Midlantic Software Services, Inc.
                      SSI National Software Services, Inc.
                     SSI New England Software Services, Inc.
                      SSI Southwest Software Services, Inc.
                       SSI Western Software Services, Inc.
   Sterling Check Liquidation, Inc. (formerly Check Consultants, Inc.) and its predecessors
                      Sterling Distribution Services, Inc.
                    Sterling Legal Information Services, Inc.
            Sterling Professional Services, Inc. and its predecessors
                  Sterling Software, Inc. and its predecessors
      Sterling Software (America), Inc. (formerly Ordernet Services, Inc.)
Sterling Software (Midwest), Inc. (formerly Creative Data Systems, Inc.) and its predecessors
   Sterling Software (North America), Inc. (formerly Systems Center, Inc. and Software Laboratories, Inc.--Communications Division) and their predecessors
 Sterling Software (Northern America), Inc. (formerly Directions, Inc.) and its predecessors
    Sterling Software (U.S.), Inc. (formerly Sterling Federal Systems, Inc.) Sterling Software (U.S.A.), Inc. (formerly Systems Software Marketing, Inc. and
               Software Laboratories, Inc.) and their predecessors


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   Sterling Software (U.S. of America), Inc. (formerly Systems Center, Inc.--
                Systems Management Division) and its predecessors
   Sterling Software (United States), Inc. (formerly Dylakor, Inc. and Zanthe
                    Information, Inc.) and their predecessors
  Sterling Software (United States of America), Inc. (formerly Systems Center,
                Inc.--VM Software Division) and its predecessors
                   Sterling ZeroOne, Inc. and its predecessors
                            Texas Arkansas Petroleum
                                 USA Cafe's Inc.
               USA Cafe's Limited Partnership and its predecessors
                                 WylyCollection
                   ZeroOne Systems, Inc. and its predecessors


                               DIVESTITURE DATES:

                   Pacesetter Systems, Inc. - August 13, 1984


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